      As filed with the U.S. Securities and Exchange Commission on June 30, 2006
                                                     Securities Act File No.333-
                                       Investment Company Act File No. 811-10223
--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM N-2

             Registration Statement Under The Securities Act Of 1933         |x|

                           Pre-Effective Amendment No.                       | |

                          Post-Effective Amendment No.                       | |

                                     and/or

         Registration Statement Under The Investment Company Act Of 1940     |x|

                                Amendment No. 22                             |x|
                        (Check appropriate box or boxes)

                             ING SENIOR INCOME FUND
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

        Huey P. Falgout, Jr.                                 With copies to:
        ING Investments, LLC                             Jeffrey S. Puretz, Esq.
    7337 E. Doubletree Ranch Road                              Dechert LLP
        Scottsdale, AZ 85258                                 1775 I St. N.W.
(Name and Address of Agent for Service)                   Washington, DC 20006
                            ________________________

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |x|

It is proposed that this filing will become effective (check appropriate box):

             | |   When declared effective pursuant to section 8 (c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

| |  Immediately upon filing pursuant to paragraph (b)

|x|  on June 30, 2006 pursuant to paragraph (b)

| |  60 days after filing pursuant to paragraph (a)

| |  on (date) pursuant to paragraph (a)

| | This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This registration statement incorporates a combined prospectus pursuant to Rule 429, which relates to earlier registration statements filed by the Registrant on June 29, 2005 (See File No. 333-126224), December 6, 2004 (See File No. 333-
121014), June 28, 2004 (See File No. 333-116936), February 23, 2004 (see File
No. 333-113012), November 7, 2003, (see File No. 333-110317), September 22, 2003
(see File No. 333-109005), August 15, 2003 (see File No. 333-108020), July 17,
2003 (see File No. 333-10223), July 1, 2002 (see File No. 333-91662) and
March 30, 2001 (see File No. 333-54910). This prospectus will also be used in connection with sales of securities registered by the Registrant under those registration statements. This registration statement and the registration statements amended hereby will be collectively referred to as the "Registration Statement."

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                       PROPOSED MAXIMUM         PROPOSED MAXIMUM
TITLE OF SECURITIES BEING            AMOUNT BEING      OFFERING PRICE PER       AGGREGATE OFFERING       AMOUNT OF
REGISTERED                           REGISTERED        SHARE                    PRICE(1)(2)              REGISTRATION FEE(1)(2)
---------------------------------------------------------------------------------------------------------------------------------
Class A Common Shares of
Beneficial Interest, par value        30,000,000             $15.44                 $463,200,000               $49,562.40
$0.01 per share

Class B Common Shares of
Beneficial Interest, par value             0                 $15.41                       $0                       $0
$0.01 per share

Class C Common Shares of
Beneficial Interest, par value        30,000,000             $15.42                 $462,600,000               $49,498.20
$0.01 per share

Class Q Common Shares of
Beneficial Interest, par value             0                 $15.36                       $0                       $0
$0.01 per share

  (1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(d) under the Securities Act of 1933, based on net asset value per share as of June 15, 2006.
  (2)   Transmitted prior to filing.

                             ING SENIOR INCOME FUND

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*    Cover Sheet

*    Contents of Registration Statement

*    Supplement dated June 30, 2006.

* ING Senior Income Fund Class A, Class B, Class C and Class Q Prospectus dated June 30, 2006.

* ING Senior Income Fund Class A, Class B, Class C and Class Q Statement of Additional Information dated June 30, 2006.

*    Part C

*    Signature Page

                             ING SENIOR INCOME FUND
                               (THE "REGISTRANT")

                         Supplement dated June 30, 2006
  to ING Senior Income Fund's Class A, Class B, Class C and Class Q Prospectus,
                               dated June 30, 2006

The Prospectus for the Registrant is hereby supplemented with the following information relating to "Information Regarding Trading of ING's U.S. Mutual Funds."

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements, ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and
(iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, Investments reported to the Boards that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

    - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

    - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

    - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

    - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

    - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

    - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

    - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

    - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

OTHER REGULATORY MATTERS.

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of Investments have been named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning ING's administration of the New Hampshire state employees deferred compensation plan. ING is cooperating with this regulator to resolve the matter. Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

      PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                      PROSPECTUS

PROSPECTUS

JUNE 30, 2006

CLASS A, CLASS B, CLASS C AND CLASS Q COMMON SHARES

ING SENIOR INCOME FUND


THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT ING SENIOR INCOME FUND ("FUND") THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE.

THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JUNE 30, 2006 CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND. THE SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY OF THE SAI, ANNUAL SHAREHOLDER REPORT AND SEMI-ANNUAL SHAREHOLDER REPORT BY CONTACTING THE FUND AT
(800) 992-0180 OR BY WRITING TO THE FUND AT 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA 85258. THE FUND'S SAI, ANNUAL SHAREHOLDER REPORT AND SEMI-ANNUAL SHAREHOLDER REPORT ARE AVAILABLE FREE OF CHARGE ON THE FUND'S WEBSITE AT www.ingfunds.com. THE PROSPECTUS, SAI AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE SEC'S WEBSITE (http://www.sec.gov). THE TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 37 OF THIS PROSPECTUS.

MARKET FLUCTUATIONS AND GENERAL ECONOMIC CONDITIONS CAN ADVERSELY AFFECT THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH THE FUND'S USE OF LEVERAGE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGES 4 AND 14 FOR A DISCUSSION OF ANY FACTORS THAT MAKE AN INVESTMENT IN THE FUND SPECULATIVE OR HIGH RISK.


NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      [ING LOGO]

This Prospectus applies to the offering of Classes A, B, C and Q Common Shares, which are offered at the next determined net asset value ("NAV") per share. The minimum purchase amount is $1,000 for Class A, Class B and Class C Common Shares and $100,000 for Class Q Common Shares. CLASS B COMMON SHARES OF THE FUND ARE CLOSED TO NEW INVESTMENT, PLEASE SEE PAGE 19.


The following table does not include Class A, Class B, Class C and Class Q Common Shares previously registered (see SEC File Nos. 333-126224 333-121014, 333-116936, 333-113012, 333-110317, 333-109005, 333-108020, 333-10223,
333-91662 and 333-54910) and unsold as of June 15, 2006.


                                     PRICE TO                      PROCEEDS TO
                                     PUBLIC(1)     SALES LOAD        FUND(2)
------------------------------------------------------------------------------
Per Class A Common Share           $      15.83   $      0.39(3)  $463,200,000
                           TOTAL   $474,900,000   $11,700,000

Per Class B Common Share           $      15.41          None(4)  $       0.00
                           TOTAL   $       0.00

Per Class C Common Share           $      15.42          None(4)  $462,600,000
                           TOTAL   $462,600,000

Per Class Q Common Share           $      15.36          None(4)  $       0.00
                           TOTAL   $       0.00
                                   ------------   -----------     ------------
                           TOTAL   $937,500,000   $11,700,000     $925,800,000
                                   ============   ===========     ============



(1) The Common Shares are offered at a price equal to the next determined NAV per share. The NAVs per share of the Class A, Class B, Class C and Class Q Common Shares as of June 15, 2006 were $15.83 (includes sales charge), $15.41, $15.42 and $15.36, respectively.

(2) Assuming the sales of all Classes A, B, C and Q Common Shares registered hereby at the price per share indicated. Offering expenses of approximately $291,000 will be capitalized by the Fund and then amortized over 12 months.


(3) Reduced for purchases of $100,000 and over. Class A Common Shares are subject to a service fee. Purchases of Class A Common Shares in an amount of $1 million or more are subject to an early withdrawal charge if they are repurchased by the Fund within one year of purchase.

(4) Class B Common Shares repurchased by the Fund are subject to an early withdrawal charge of up to 3% over the five-year period after purchase and Class C Common Shares are subject to an early withdrawal charge of 1.00% during the first year after purchase. Class B and Class C Common Shares are subject to a distribution fee and a service fee, and Class Q Common Shares are subject to a service fee. ING Funds Distributor, LLC pays a sales commission to authorized dealers from its own assets in connection with sales of Class B Common Shares.


INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH THE FUND'S USE OF LEVERAGE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGES 5 AND 15.


The Fund is a continuously-offered, diversified, closed-end investment company. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares.

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC] INVESTMENT OBJECTIVE

[GRAPHIC] PRINCIPAL INVESTMENT STRATEGIES   This Prospectus describes the Fund's
                                            investment objective, principal
                                            investment strategies and risks.

[GRAPHIC] RISKS                             You'll also find:

[GRAPHIC] WHAT YOU PAY TO INVEST            WHAT YOU PAY TO INVEST.
                                            A list of the fees and expenses you
                                            pay -- both directly and indirectly
                                            -- when you invest in the Fund.


Introduction to ING Senior Income Fund                                         1
Prospectus Synopsis                                                            2
What You Pay To Invest -- Fund Expenses                                        6
Financial Highlights                                                           8
Investment Objective and Policies                                             12
The Fund's Investments                                                        14
Risk Factors and Special Considerations                                       16
Shareholder Guide                                                             21
How to Purchase Shares                                                        26
Repurchase Offers                                                             28
Investment Management and Other Service Providers                             30
Dividends and Distributions                                                   32
Plan of Distribution                                                          32
How ING Groep Compensates Intermediaries for Selling ING Mutual Funds         32
Use of Proceeds                                                               33
Description of the Fund                                                       34
Description of Capital Structure                                              36
Tax Matters                                                                   37
More Information                                                              38
Statement of Additional Information Table of Contents                         39

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                          INTRODUCTION TO ING SENIOR INCOME FUND
--------------------------------------------------------------------------------


THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE AN INFORMED DECISION ABOUT YOUR INVESTMENT IN ING SENIOR INCOME FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

Who should invest in the Fund?


ING SENIOR INCOME FUND MAY BE A SUITABLE INVESTMENT IF YOU:


     -    are seeking regular monthly cash income;

     - are willing to accept the risks associated with an investment in a leveraged portfolio consisting primarily of senior loans that are typically below investment grade credit quality; and

     - are able to accept the limited liquidity of your investment resulting from the Fund's monthly repurchase program.

DESCRIPTION OF THE FUND

     The Fund is a continuously-offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans, an investment typically not available directly to individual investors.


     Since the senior loans in the Fund's portfolio typically are below investment grade credit quality and the portfolio is leveraged, the Fund has speculative characteristics. The Fund cannot guarantee that it will achieve its investment objective. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares.


     The Fund's investment adviser is ING Investments, LLC. The Fund's sub-adviser is ING Investment Management Co.

[SIDENOTE]


Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending upon the securities in which they invest.

This Fund involves certain risks and special considerations, including risks associated with investing in below investment grade assets and risks associated with the Fund's use of borrowing and other leverage strategies. See "Risk Factors and Special Considerations" beginning on page 14.


Please read this Prospectus carefully to be sure you understand the principal investment strategies and risks associated with the Fund. You should consult the SAI for a complete list of the investment strategies and risks.

[GRAPHIC]

If you have any questions about the Fund, please call your investment professional or us at (800) 992-0180.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.



                                        Introduction to ING Senior Income Fund 1

PROSPECTUS SYNOPSIS
--------------------------------------------------------------------------------

The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.


DESCRIPTION OF
THE FUND

THE FUND                         The Fund is a continuously-offered,
                                 diversified, closed-end management investment company registered under the Investment Company
                                 Act of 1940, as amended ("1940 Act"). It was organized as a Delaware statutory trust on December 15, 2000. The Fund offers four separate classes of Common Shares: Class A,
                                 Class B, Class C and Class Q.

INVESTMENT OBJECTIVE             To provide investors with a high level of
                                 monthly income. There is no assurance that the
                                 Fund will achieve its investment objective.

ADVISER/SUB-ADVISER              The Fund's investment adviser is ING
                                 Investments, LLC ("ING Investments" or
                                 "Adviser"), an Arizona limited liability
                                 company. As of March 31, 2006 ING Investments
                                 managed approximately $44.5 billion in assets.

                                 The Adviser is an indirect, wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING
                                 Groep"). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

                                 The Adviser receives an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities
                                 (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). This definition includes the assets acquired through the Fund's use of leverage.

                                 ING Investment Management Co. ("ING IM" or
                                 "Sub-Adviser") serves as the sub-adviser to the Fund. See "Investment Management and Other
                                 Service Providers -- Sub-Adviser" on page 28.
                                 ING IM is an affiliate of the Adviser.

DISTRIBUTIONS                    Income dividends on Common Shares accrue and
                                 are declared daily and are paid monthly. Income
                                 dividends will be automatically reinvested in
                                 additional shares of the Fund at the Fund's net
                                 asset value ("NAV") with no sales charge,
                                 unless a shareholder elects to receive
                                 distributions in cash or to purchase shares of
                                 another ING Fund. The Fund may make one or more
                                 annual payments from any realized capital
                                 gains.

PRINCIPAL INVESTMENT             The Fund seeks to achieve its investment
STRATEGIES                       objective by investing, under normal
                                 circumstances, at least 80% of its net assets,
                                 plus the amount of any borrowings for
                                 investment purposes, in U.S. dollar denominated
                                 floating rate secured senior loans ("Senior
                                 Loans"). The Fund will provide shareholders
                                 with at least 60 days' prior notice of any
                                 change in this investment policy. Under normal
                                 circumstances, the Fund invests at least 80% of
                                 its assets in Senior Loans made to corporations
                                 or other business entities organized under U.S.
                                 or Canadian law and that are domiciled in the
                                 U.S., Canada or in U.S. territories or
                                 possessions.

                                 The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment grade quality.

                                 The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, I.E., the Fund becomes one of a number of lenders participating in the loan.
                                 The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior
                                 Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Fund seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.


2 Prospectus Synopsis

                                                             PROSPECTUS SYNOPSIS
--------------------------------------------------------------------------------

OTHER INVESTMENT                 Loans in which the Fund invests typically have
STRATEGIES AND POLICIES          interest rates which reset at least quarterly
                                 and may reset as frequently as daily. The
                                 maximum duration of an interest rate reset on
                                 any loan in which the Fund may invest is one
                                 year. In order to achieve overall reset
                                 balance, the Fund will ordinarily maintain a
                                 dollar-weighted average time until the next
                                 interest rate adjustment on its loans of 90
                                 days or less.

                                 Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.

                                 To seek to increase the yield on the Common
                                 Shares, the Fund may engage in lending its portfolio securities. Such lending will be fully secured by investment grade collateral held by an independent agent.

                                 When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments.
                                 Moreover, in periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash or short-term interest bearing instruments. The
                                 Fund may not achieve its investment objective when pursuing a temporary defensive position.

                                 The Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: other instruments, including loans to borrowers organized outside the U.S. or Canada, unsecured floating rate loans, notes and other debt instruments;
                                 floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; corporate debt securities; equity securities incidental to investment in loans; and, subject to 1940 Act limitations, other investment companies such as money market funds. See "Investment Objective and Policies" on page 10.

                                 The Fund may engage in executing repurchase and reverse repurchase agreements.

LEVERAGE                         To seek to increase the yield on the Common
                                 Shares, the Fund employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Fund's Board of Trustees
                                 ("Board") in consultation with the Adviser or Sub-Adviser. See "Risk Factors and Special
                                 Considerations -- Leverage" at page 15.

BORROWINGS                       Under the 1940 Act, the Fund may borrow an
                                 amount equal to up to 331/3% of its total
                                 assets (including the proceeds of the
                                 borrowings) less all liabilities other than
                                 borrowings. The Fund's obligation to holders of
                                 its debt will be senior to its ability to pay
                                 dividends on, or repurchase, Common Shares (and
                                 preferred shares, if any), or to pay holders of
                                 Common Shares (and preferred shares, if any) in
                                 the event of liquidation.

PREFERRED SHARES                 The Fund is authorized to issue an unlimited
                                 number of shares of a class of preferred stock
                                 in one or more series. The Fund's obligations
                                 to holders of any outstanding preferred shares
                                 will be senior to its ability to pay dividends
                                 on, or repurchase, Common Shares, or to pay
                                 holders of Common Shares in the event of
                                 liquidation. Under the 1940 Act, the Fund may
                                 issue preferred shares so long as immediately
                                 after any issuance of preferred shares the
                                 value of the Fund's total assets (less all Fund
                                 liabilities and indebtedness that is not senior
                                 indebtedness) is at least twice the amount of
                                 the Fund's senior indebtedness plus the
                                 involuntary liquidation preference of all
                                 outstanding preferred shares.

                                 The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to:

                                      -    elect at least two trustees at all
                                           times; and

                                      -    elect a majority of the trustees at
                                           any time when dividends on any series
                                           of preferred shares are unpaid for
                                           two full years.

                                 In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

                                 As of June 15, 2006, the Fund had not issued any preferred shares. The Fund may consider issuing preferred shares during the current fiscal year or in the future.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                           Prospectus Synopsis 3

PROSPECTUS SYNOPSIS
--------------------------------------------------------------------------------

DIVERSIFICATION                  The Fund maintains a diversified investment
                                 portfolio, an investment strategy which seeks
                                 to limit exposure to any one issuer or
                                 industry.

                                 As a diversified investment company, the Fund may not make investments in any one issuer
                                 (other than the U.S. government) if,
                                 immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan. This investment strategy is a fundamental policy that may not be changed without shareholder approval. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

CONCENTRATION                    In addition, a maximum of 25% of the Fund's
                                 total assets, measured at the time of
                                 investment, may be invested in any one
                                 industry. This investment strategy is also a
                                 fundamental policy that may not be changed
                                 without shareholder approval.

CONTINUOUS OFFERING              The Fund continuously offers its Common Shares
                                 for sale. Sales are made through selected
                                 broker-dealers and financial services firms
                                 which enter into agreements with ING Funds
                                 Distributor, LLC ("ING Funds Distributor"), the
                                 Fund's principal underwriter. Common Shares are
                                 sold at a public offering price equal to their
                                 NAV per share. The Fund reserves the right to
                                 reject any purchase order. Please note that
                                 cash, travelers checks, third party checks,
                                 money orders and checks drawn on non-U.S. banks
                                 (even if payment may be effected through a U.S.
                                 bank) generally will not be accepted for
                                 purchase of Common Shares.

REPURCHASE OFFERS                To maintain a measure of liquidity, the Fund
                                 will offer to repurchase between 5% and 25% of
                                 its outstanding Common Shares on a monthly
                                 basis ("Repurchase Offers"). This is a
                                 fundamental policy that can not be changed
                                 without shareholder approval. The Fund
                                 currently anticipates offerings to repurchase
                                 not less than 5% of outstanding Common Shares
                                 each month. The Fund may not repurchase more
                                 than 25% in any calendar quarter. Other than
                                 the Fund's monthly repurchase offers, no market
                                 for the Fund's Common Shares is expected to
                                 exist. The applicable early withdrawal charge
                                 ("EWC") will be imposed on repurchased Class A
                                 (for purchases of $1 million or more), Class B
                                 and Class C Common Shares. See "Repurchase
                                 Offers" on page 26 for important information
                                 relating to the acceptance of Fund offers to
                                 repurchase Common Shares.

ADMINISTRATOR                    The Fund's administrator is ING Funds Services,
                                 LLC ("Administrator"). The Administrator is an
                                 affiliate of the Adviser. The Administrator
                                 receives an annual fee, payable monthly, in a
                                 maximum amount equal to 0.10% of the Fund's
                                 Managed Assets.

RISK FACTORS
AND SPECIAL
CONSIDERATIONS

CREDIT RISK ON SENIOR LOANS      The Fund invests a substantial portion of its
                                 assets in below investment grade senior loans
                                 and other below investment grade assets. Below
                                 investment grade loans involve a greater risk
                                 that borrowers may not make timely payment of
                                 the interest and principal due on their loans.
                                 They also involve a greater risk that the value
                                 of such loans could decline significantly. If
                                 borrowers do not make timely payments of the
                                 interest due on their loans, the yield on the
                                 Fund's Common Shares will decrease. If
                                 borrowers do not make timely payment of the
                                 principal due on their loans, or if the value
                                 of such loans decreases, the Fund's NAV will
                                 decrease.


4 Prospectus Synopsis

                                                             PROSPECTUS SYNOPSIS
--------------------------------------------------------------------------------

INTEREST RATE RISK               Changes in short-term market interest rates
                                 will directly affect the yield on the Fund's
                                 Common Shares. If short-term market interest
                                 rates fall, the yield on the Fund's Common
                                 Shares will also fall. To the extent that the
                                 interest rate spreads on loans in the Fund's
                                 portfolio experience a general decline, the
                                 yield on the Fund's Common Shares will fall and
                                 the value of the Fund's assets may decrease,
                                 which will cause the Fund's NAV to decrease.
                                 Conversely, when short-term market interest
                                 rates rise, because of the lag between changes
                                 in such short-term rates and the resetting of
                                 the floating rates on assets in the Fund's
                                 portfolio, the impact of rising rates will be
                                 delayed to the extent of such lag.

LEVERAGE The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common
                                 Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. As of June
                                 15, 2006, the Fund had $535 million in
                                 outstanding borrowings under its credit
                                 facility and did not have any preferred shares outstanding.

LIMITED SECONDARY                Because of the limited secondary market for
MARKET FOR LOANS                 loans, the Fund may be limited in its ability
                                 to sell loans in its portfolio in a timely
                                 fashion and/or at a favorable price.

DEMAND FOR LOANS                 An increase in demand for loans may adversely
                                 affect the rate of interest payable on new
                                 loans acquired by the Fund and it may also
                                 increase the price of loans in the secondary
                                 market.

LIMITED LIQUIDITY FOR            The Fund does not repurchase its shares on a
INVESTORS                        daily basis and no market for the Fund's Common
                                 Shares is expected to exist. To provide a
                                 measure of liquidity, the Fund will normally
                                 make monthly repurchase offers for not less
                                 than 5% of its outstanding Common Shares. If
                                 more than 5% of Common Shares are tendered,
                                 investors may not be able to completely
                                 liquidate their holdings in any one month.
                                 Shareholders also will not have liquidity
                                 between these monthly repurchase dates. See
                                 "Repurchase Offers" on page 26.

INVESTMENT IN                    The Fund may invest up to 20% of its total
FOREIGN BORROWERS                assets in U.S. dollar denominated loans,
                                 secured or unsecured, to borrowers that are
                                 organized or located in countries outside the
                                 United States and Canada or U.S. territories
                                 and possessions and up to 15% of its total
                                 assets in investments denominated in the
                                 Organization for Economic Co-operation and
                                 Development ("OECD") currencies (including the
                                 euro), other than the U.S. dollar. Although
                                 their loans are denominated in U.S. dollars,
                                 these borrowers may have significant non-U.S.
                                 dollar revenues. Investment in foreign
                                 borrowers involves special risks, including
                                 that foreign borrowers may be subject to:

                                      -    less rigorous regulatory, accounting
                                           and reporting requirements than U.S.
                                           borrowers;

                                      -    differing legal systems and laws
                                           relating to creditors' rights;

                                      -    the potential inability to enforce
                                           legal judgments;

                                      -    economic adversity that would result
                                           if the value of the borrower's
                                           non-U.S. dollar denominated revenues
                                           and assets were to fall because of
                                           fluctuations in currency values; and

                                      -    the potential for political, social
                                           and economic adversity in the foreign
                                           borrower's country.


                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                           Prospectus Synopsis 5

WHAT YOU PAY TO INVEST -- FUND EXPENSES
--------------------------------------------------------------------------------

The cost you pay to invest in the Fund varies depending upon which class of Common Shares you purchase. In accordance with SEC requirements, the table below shows the expenses of the Fund, including interest expense on borrowings, as a percentage of the average net assets of the Fund, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Fund. The Table below assumes that the Fund has borrowed an amount equal to 25% of its Managed Assets. For information about the Fund's expense ratios if the Fund had not borrowed, see "Risk Factors and Special Considerations -- Annual Expenses Without Borrowings."


                                                    CLASS A    CLASS B(1)   CLASS C    CLASS Q
----------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on your investment
   (as a percentage of offering price)(2)            2.50%(3)     NONE        NONE      NONE
Dividend Reinvestment Fees                           NONE         NONE        NONE      NONE
Early Withdrawal Charge                              NONE(4)      3.00%(4)    1.00%(4)  NONE
Exchange Fee                                         NONE         NONE        NONE      NONE
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS
   ATTRIBUTABLE TO COMMON SHARES)
   Management and Administrative Fees(5)             1.20%        1.20%       1.20%     1.20%
   Service Fee                                       0.25%        0.25%(6)    0.25%     0.25%
   Distribution Fee(7)                               NONE         0.75%       0.50%     NONE
   Interest Expense on Borrowed Funds                1.63%        1.63%       1.63%     1.63%
   Other Operating Expenses(8)                       0.18%        0.18%       0.18%     0.18%
Total Annual Expenses                                3.26%        4.01%       3.76%     3.26%
   Fee Waivers/Reimbursements/Recoupment(9)          0.02%      (0.23)%       0.02%     0.02%
Net Annual Expenses(10)                              3.28%        3.78%       3.78%     3.28%


(1) Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See "Shareholder Guide."

(2) ING Funds Distributor will pay a dealer reallowance for Class A Common Shares from the sales charge. ING Funds Distributor will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.


(3)  Reduced for purchases of $100,000 and over, please see page 20.


(4) There is no front-end sales charge if you purchase Class A Common Shares in the amount of $1 million or more. Class A Common Shares purchased in an amount of $1 million or more are subject to a 1.00% EWC if repurchased by the Fund within one year of purchase. Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows:
     3.00% during the first year after purchase; 2.50% during the second year after purchase; 2.00% during the third year after purchase; 1.50% during the fourth year; and 1.00% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See "Early Withdrawal Charge" under "Shareholder Guide." There is no EWC on Class Q Common Shares. No EWC will be charged on redemptions that are due to the closing of shareholder accounts having a value of less than $1,000.

(5) Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- Adviser." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- The Administrator."

(6) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. The fee waiver will continue through at least July 1, 2007. There is no guarantee that this waiver will continue after that date.

(7) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

(8) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(9) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The expense limit will continue through at least July 1, 2007. There is no guarantee that this waiver will continue after that date. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the Advisory Agreement.

(10) If the expenses of the Fund are calculated on the Managed Assets of the Fund (assuming that the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets), the Net Annual Expenses for the Fund would be lower than the expenses shown in the table. Such lower Net Annual Expense ratios would be as follows:


Class A = 2.47%
Class B = 2.84%
Class C = 2.84%
Class Q = 2.47%



6 What You Pay to Invest -- Fund Expenses

                                         WHAT YOU PAY TO INVEST -- FUND EXPENSES
--------------------------------------------------------------------------------

EXAMPLES


The following hypothetical Examples show the amount of the expenses that an investor in the Fund would bear on a $1,000 investment in the Fund that is held for the different time periods in the table. In the first table, it is assumed that the $1,000 remains invested over the entire 10-year period. As a result, no EWCs are included in the listed expense amounts. The second table assumes that the $1,000 investment is tendered and repurchased at the end of each period shown. As a result, EWCs are imposed on certain of those repurchases.


The Examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Net Annual Expenses above remain the same in the years shown (except that the Fee Waivers/Reimbursements only apply for the first year). The tables and the assumption in the hypothetical examples of a 5.00% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5.00% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Service Providers."


EXAMPLE #1 -- NO REPURCHASES                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
   investment, assuming a 5% annual return and
   borrowings by the Fund in an amount equal to
   25% of its Managed Assets.
Class A Common Shares                                $57      $124      $195      $387
Class B Common Shares                                $38      $122      $209      $425
Class C Common Shares                                $38      $117      $199      $420
Class Q Common Shares                                $33      $102      $174      $372



EXAMPLE #2 -- WITH REPURCHASES AT PERIOD END       1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
   investment, assuming a 5% annual return,
   borrowings by the Fund in an amount equal to
   25% of its Managed Assets, and the tender and
   repurchase of the entire investment at the
   end of each period shown.
Class A Common Shares                                $57      $124      $195      $387
Class B Common Shares                                $68      $143      $220      $425
Class C Common Shares                                $48      $117      $199      $420
Class Q Common Shares                                $33      $102      $174      $372



The purpose of each table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Shareholder Guide -- Choosing a Share Class."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                       What You Pay to Invest -- Fund Expenses 7

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The table below sets forth selected financial information which has been derived from the Fund's financial statements in the Fund's annual shareholder report dated as of February 28, 2006. The information in the table below has been audited by KPMG LLP, an independent registered public accounting firm. A report of the Fund's independent registered public accounting firm along with the Fund's financial statements are included in the Fund's annual shareholder report dated as of February 28, 2006. A free copy of the annual shareholder report may be obtained by calling (800) 992-0180.



                                                                                              CLASS A
                                                               --------------------------------------------------------------------
                                                                   YEAR          YEAR          YEAR          YEAR        APRIL 2,
                                                                   ENDED         ENDED         ENDED         ENDED        2001 TO
                                                               FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,
                                                                   2006          2005          2004          2003         2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                          $  15.59         15.47         14.83        14.92         15.00
   Income (loss) from investment operations:
   Net investment income                                         $   0.78          0.55          0.61         0.69          0.81
   Net realized and unrealized gain (loss) on investments        $  (0.03)         0.18          0.69        (0.09)        (0.09)
   Total income from investment operations                       $   0.75          0.73          1.30         0.60          0.72
   Less distributions from:
   Net investment income                                         $   0.78          0.56          0.64         0.69          0.80
   Net realized gain on investments                              $     --          0.05          0.02           --            --
   Total distributions                                           $   0.78          0.61          0.66         0.69          0.80
   Net asset value, end of period                                $  15.56         15.59         15.47        14.83         14.92
   TOTAL INVESTMENT RETURN(2)                                    %   4.96          4.80          8.93         4.15          4.92

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $918,621       736,740       172,975       11,106         2,411
   Average borrowings (000's)(3)                                 $325,044        34,767        20,771       17,655        19,797
   Asset coverage per $1,000 of debt                             $  6,519         1,251            --*         689         3,220

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(4)(5)                        %   1.50          1.34          1.36         1.42          1.47
   Expenses (with interest and other fees related
      to revolving credit facility)(4)(5)                        %   2.20          1.45          1.43         1.63          1.73
   Net investment income(4)(5)                                   %   4.98          3.49          3.84         4.88          5.58

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related  to
      revolving credit facility)(4)(5)                           %   1.48          1.35          1.46         1.57          1.82
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)                %   2.18          1.46          1.53         1.78          2.07
   Net investment income(4)(5)                                   %   5.00          3.48          3.74         4.73          5.26
   Portfolio turnover rate                                       %     82            82            72           60            65
   Shares outstanding at end of period (000's)                     59,029        47,252        11,180          749           162
-----------------------------------------------------------------------------------------------------------------------------------



(1)  Commencement of operations.


(2) Total investment returns are not annualized for periods of less than one year and do not include sales load.

(3)  Based on the active days of borrowing.

(4)  Annualized for periods less than one year.


(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses) subject to possible recoupment by ING Investments within three years to the following:

     Class A - 0.90% of Managed Assets plus 0.45% of average daily net assets


*    There were no loans outstanding at year end.

** Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


8 Financial Highlights

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                              CLASS B
                                                               --------------------------------------------------------------------
                                                                   YEAR          YEAR          YEAR          YEAR        APRIL 2,
                                                                  ENDED          ENDED         ENDED         ENDED        2001 TO
                                                               FEBRUARY 28,  FEBRUARY 28,  FEBRUARY 29,  FEBRUARY 28,  FEBRUARY 28,
                                                                   2006          2005          2004          2003         2002(1)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                          $  15.57         15.45        14.82         14.92         15.00
   Income (loss) from investment operations:
   Net investment income                                         $   0.70          0.47**       0.53          0.62          0.75
   Net realized and unrealized gain (loss) on investments        $  (0.04)         0.18**       0.69         (0.10)        (0.10)
   Total income from investment operations                       $   0.66          0.65         1.22          0.52          0.65
   Less distributions from:
   Net investment income                                         $   0.70          0.48         0.57          0.62          0.73
   Net realized gain on investments                              $     --          0.05         0.02            --            --
   Total distributions                                           $   0.70          0.53         0.59          0.62          0.73
   Net asset value, end of period                                $  15.53         15.57        15.45         14.82         14.92
   TOTAL INVESTMENT RETURN(2)                                    %   4.37          4.28         8.33          3.57          4.45

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                             $120,254       125,200       62,852        17,648        12,776
   Average borrowings (000's)(3)                                 $325,044        34,767       20,771        17,655        19,797
   Asset coverage per $1,000 of debt                             $  6,519         1,251           --*          689         3,220

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(4)(5)                        %   1.99          1.87         1.87          1.91          1.96
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)                %   2.69          1.94         1.97          2.09          2.23
   Net investment income(4)(5)                                   %   4.45          2.93         3.47          4.12          5.19

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(4)(5)                        %   1.97          2.13         2.22          2.31          2.29
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)                %   2.67          2.19         2.31          2.49          2.54
   Net investment income(4)(5)                                   %   4.47          2.67         3.13          3.72          4.89
   Portfolio turnover rate                                       %     82            82           72            60            65
   Shares outstanding at end of period (000's)                      7,742         8,043        4,068         1,191           856
-----------------------------------------------------------------------------------------------------------------------------------



(1)  Commencement of operations.

(2) Total investment returns are not annualized for periods of less than one year and do not include sales load.

(3)  Based on the active days of borrowing.

(4)  Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses) subject to possible recoupment by ING Investments within three years to the following:

     Class B - 0.90% of Managed Assets plus 1.20% of average daily net assets

*    There were no loans outstanding at year end.

** Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                          Financial Highlights 9

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                           CLASS C
                                                       ---------------------------------------------------------------------------
                                                              YEAR           YEAR           YEAR           YEAR          APRIL 2,
                                                              ENDED          ENDED          ENDED          ENDED         2001 TO
                                                          FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                                              2006           2005           2004           2003          2002(1)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period               $        15.58          15.46          14.82         14.92          15.00
   Income (loss) from investment operations:
   Net investment income                              $         0.70           0.47           0.53          0.62           0.75
   Net realized and unrealized gain (loss) on
      investments                                     $        (0.03)          0.18           0.70         (0.10)         (0.10)
   Total income from investment operations            $         0.67           0.65           1.23          0.52           0.65
   Less distributions from:
   Net investment income                              $         0.70           0.48           0.57          0.62           0.73
   Net realized gain on investments                   $           --           0.05           0.02            --             --
   Total distributions                                $         0.70           0.53           0.59          0.62           0.73
   Net asset value, end of period                     $        15.55          15.58          15.46         14.82          14.92
   TOTAL INVESTMENT RETURN(3)                         %         4.44           4.28           8.40          3.57           4.45

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $      923,549        830,584        275,849        32,647         19,391
   Average borrowings (000's)(4)                      $      325,044         34,767         20,771        17,655         19,797
   Asset coverage per $1,000 of debt                  $        6,519          1,251             --*          689          3,220

RATIOS TO AVERAGE NET ASSETS AFTER
   REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(5)(6)             %         1.99           1.83           1.86          1.91           1.96
   Expenses (with interest and other fees
      related to revolving credit facility)(5)(6)     %         2.69           1.94           1.94          2.09           2.23
   Net investment income(5)(6)                        %         4.46           2.88           3.38          4.19           5.20

RATIOS TO AVERAGE NET ASSETS BEFORE
   REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(5)(6)             %         1.97           1.83           1.96          2.06           2.29
   Expenses (with interest and other fees
      related to revolving credit facility)(5)(6)     %         2.67           1.95           2.04          2.24           2.54
   Net investment income(5)(6)                        %         4.48           2.87           3.28          4.04           4.89
   Portfolio turnover rate                            %           82             82             72            60             65
   Shares outstanding at end of period (000's)                59,402         53,316         17,841         2,202          1,300



(1)  Commencement of operations.


(2) Effective March 30, 2001, the Management of the Fund effectuated a reverse stock split of 0.6656 of a Share for one Share. Prior period amounts have been restated to reflect the reverse stock split.


(3) Total investment returns are not annualized for periods of less than one year and do not include sales load.

(4)  Based on the active days of borrowing.

(5)  Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses) subject to possible recoupment by ING Investments within three years to the following:

     Class C - 0.90% of Managed Assets plus 0.95% of average daily net assets


*    There were no loans outstanding at year end.


10 Financial Highlights

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                            CLASS Q
                                                      ----------------------------------------------------------------------------
                                                              YEAR           YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                          FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                                              2006          2005            2004           2003          2002(2)
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period               $        15.52          15.41         14.79          14.89          15.30
   Income (loss) from investment operations:
   Net investment income                              $         0.78           0.52          0.63           0.69           0.81
   Net realized and unrealized gain (loss) on
      investments                                     $        (0.03)          0.20          0.65          (0.10)         (0.32)
   Total income from investment operations            $         0.72           1.28          0.59           0.49
   Less distributions from:
   Net investment income                              $         0.78           0.56          0.64           0.69           0.90
   Net realized gain on investments                   $           --           0.05          0.02             --             --
   Total distributions                                $         0.78           0.61          0.66           0.69           0.90
   Net asset value, end of period                     $        15.49          15.52         15.41          14.79          14.89
   TOTAL INVESTMENT RETURN(3)                         %         4.97           4.75          8.82           4.09           3.73

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $      184,586        183,017       157,051        215,341        215,029
   Average borrowings (000's)(4)                      $      325,044         34,767        20,771         17,655         19,797
   Asset coverage per $1,000 of debt                  $        6,519          1,251            --*           689          3,220

RATIOS TO AVERAGE NET ASSETS AFTER
   REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(5)(6)             %         1.49           1.34          1.40           1.41           1.43
   Expenses (with interest and other fees
      related to revolving credit facility)(5)(6)     %         2.19           1.45          1.54           1.59           1.63
   Net investment income(5)(6)                        %         4.96           3.39          4.17           4.69           5.94

RATIOS TO AVERAGE NET ASSETS BEFORE
   REIMBURSEMENT/RECOUPMENT:
   Expenses (before interest and other fees related
      to revolving credit facility)(5)(6)             %         1.47           1.34          1.48           1.56           1.70
   Expenses (with interest and other fees
      related to revolving credit facility)(5)(6)     %         2.17           1.45          1.62           1.74           1.90
   Net investment income(5)(6)                        %         4.98           3.38          4.09           4.54           5.67
   Portfolio turnover rate                            %           82             82            72             60             65
   Shares outstanding at end of period (000's)                11,918         11,789        10,188         14,559         14,439



(1)  Commencement of operations.

(2) Effective March 30, 2001, the Management of the Fund effectuated a reverse stock split of 0.6656 of a Share for one Share. Prior period amounts have been restated to reflect the reverse stock split.

(3) Total investment returns are not annualized for periods of less than one year and do not include sales load.

(4)  Based on the active days of borrowing.

(5)  Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses) subject to possible recoupment by ING Investments within three years to the following:

     Class Q - 0.90% of Managed Assets plus 0.45% of average daily net assets.

*    There were no loans outstanding at year end.



                                                       Financial Highlights   11

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve this investment objective by investing in the types of assets described below:

1. SENIOR LOANS. Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Fund provides its shareholders with at least 60 days' prior notice of any changes in this investment policy. Under normal circumstances, the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the U.S., Canada or in U.S. territories or possessions.


     The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment grade credit quality.

     The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Fund becomes one of a number of lenders participating in the loan. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counter party risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Fund seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.


2. OTHER INVESTMENTS. Under normal circumstances, the Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments ("Other Investments"):

     -    loans to borrowers outside the U.S. or Canada;

     -    unsecured floating rate loans, notes and other debt instruments;

     -    floating rate subordinated loans;

     - tranches of floating rate asset-backed securities, including structured notes;

     -    corporate debt securities;

     -    equity securities incidental to investment in loans; and

     - subject to 1940 Act limitations, other investment companies such as money market funds.


3. CASH AND SHORT-TERM INSTRUMENTS. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

4. OTHER INVESTMENT STRATEGIES. The Fund may lend its portfolio securities, on a short-term or long-term basis, in an amount equal to up to 331/3% of its total assets. The Fund may utilize repurchase and reverse repurchase agreements to manage risk.


FUNDAMENTAL DIVERSIFICATION POLICIES

1. INDUSTRY DIVERSIFICATION. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets in any single industry.

2. BORROWER DIVERSIFICATION. As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

These fundamental diversification policies may only be changed with approval by a majority of all shareholders, including the vote of a majority of any holders of preferred shares voting separately as a class.

INVESTMENT POLICIES

The Adviser and Sub-Adviser follow certain investment policies set by the Fund's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.


1. LIMITATIONS ON CURRENCIES. The Fund's investments must be denominated in U.S. dollars, provided that the Fund may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar. The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations.


2. MATURITY. Although the Fund has no restrictions on portfolio maturity, under normal circumstances, at least 80% of the Fund's total assets will be invested in assets with remaining maturities of less than ten years.

3. INTEREST RATE RESETS. Under normal circumstances, at least 80% of the Fund's total assets will be invested in assets with rates of interest which reset either daily, monthly, or quarterly. The maximum duration of an interest rate reset on any loan investment in which the Fund may invest is one year. In addition, under normal circumstances, the Fund will maintain a dollar-weighted average time until the next


12 Investment Objective and Policies

                                               INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     interest rate adjustment on its loan investments of 90 days or less.

4. LIMITATIONS ON OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets measured at the time of investment in Other Investments. The following additional limitations apply to Other Investments:


     a. UNSECURED DEBT INSTRUMENTS. The Fund may not invest in unsecured floating rate loans, notes and other debt instruments, whether or not senior or subordinated, in an aggregate amount that exceeds 20% of the Fund's total assets measured at the time of investment.

     b. SUBORDINATED LOANS. The Fund may not invest in floating rate subordinated loans, whether or not secured, in an aggregate amount that exceeds 5% of the Fund's total assets measured at the time of investment.

     c. CORPORATE DEBT SECURITIES. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets, measured at the time of investment.

     d. EQUITIES. The Fund may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.

     e. OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act, calculated at the time of purchase.


5. INVESTMENT QUALITY; CREDIT ANALYSIS. Loans and corporate debt securities in which the Fund invests generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See "Risk Factors and Special Considerations -- Credit Risk on Senior Loans."


6. USE OF LEVERAGE. The Fund may borrow money and issue preferred shares to the fullest extent permitted by the 1940 Act. See "Policy on Borrowing" and "Policy on Issuance of Preferred Shares" below.


POLICY ON BORROWING

The Fund has a policy of borrowing for investment purposes. The Fund seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. The Fund may also borrow to finance the repurchase of its Common Shares or to meet cash requirements.

The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act, and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to additional guidelines imposed by rating agencies which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to borrow an amount equal to up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations -- Leverage" and "Risk Factors and Special Considerations -- Restrictive Covenants and 1940 Act Restrictions."

POLICY ON ISSUANCE OF PREFERRED SHARES


The Fund has a policy which allows it to issue preferred shares for investment purposes. The Fund seeks to use the proceeds from preferred shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on preferred shares. The terms of the issuance of preferred shares are subject to the 1940 Act and, to the extent the Fund seeks a rating for any preferred shares, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares. See "Risk Factors and Special Considerations -- Leverage."


                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                            Investment Objective and Policies 13

THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

As stated above under "Investment Objective and Policies," the Fund will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans, the manner in which those investments are made and the market for Senior Loans.

SENIOR LOAN CHARACTERISTICS

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.

Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid it cannot be drawn upon again. Sometimes there may be two or more term loans, and they may be secured by different collateral and have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit, and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.

The Fund typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.


Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate ("LIBOR"). For example, if LIBOR were 5.00% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 7.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change.


Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the NAV.

The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

INVESTMENT BY THE FUND

The Fund typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When the Fund purchases a Senior Loan in the primary market, it may share in a fee paid to the original lenders. When the Fund purchases a Senior Loan in the secondary market, it may pay a fee to, or


14 The Fund's Investments

                                                          THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------


forego a portion of interest payments from, the lender making the assignment. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counter party risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, the Fund does not have a direct contractual relationship with the borrower. The Fund seeks to minimize such counter party risk by purchasing such investments only from large, well established and highly rated counter parties.


There is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade credit quality. See "Risk Factors and Special Considerations -- Credit Risk on Senior Loans."


ASSIGNMENTS. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (E.G., declaring defaults, initiating collection action, ETC.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund typically does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.


ACQUISITION COSTS. When the Fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par less its portion of the fee paid to all originating lenders. When the Fund acquires an interest in a Senior Loan in the secondary market, it may be at par, but typically the Fund will do so at premium or discount to par.

SENIOR LOAN MARKET

Total U.S. domestic Senior Loan volume has increased dramatically over the last 10 years. This increase has helped improve the liquidity of Senior Loans. However, this increase has also been accompanied by an increase in the number of participants in the Senior Loan market. Currently, the Senior Loan market is experiencing a narrowing of spreads over LIBOR and some relaxation in credit standards due to an insufficient number of loans to satisfy the requirements of all lenders. More loans may become available if the U.S. economy continues to show signs of improvement.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                       The Fund's Investments 15

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES" IN THE SAI.

CREDIT RISK ON SENIOR LOANS

The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. See "The Fund's Investments -- Investment by the Fund."

Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non payment of scheduled interest or principal, and the collateral may not be readily liquidated.

In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.


The Senior Loans in which the Fund invests are generally rated lower than investment grade credit quality, i.e., rated lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard and Poor's Corporation ("S&P"), or have been issued by issuers who have issued other debt securities which, if rated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Adviser or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.


INTEREST RATE RISK

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.


16 Risk Factors and Special Considerations

                                         RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements.

PRE-PAYMENT RISK


If a Senior Loan in which the Fund invests is paid off sooner than scheduled, and interest rates are falling, the Fund will be forced to reinvest this money at lower yields.


CHANGES TO NAV

The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See "Risk Factors and Special Considerations -- Credit Risk on Senior Loans." Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Risk Factors and Special Considerations -- Interest Rate Risk." Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Transaction Policies -- Valuation of the Fund's Assets."

LEVERAGE

The Fund may borrow an amount equal to up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares. Borrowings and the issuance of preferred shares are referred to in this Prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to fund the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Adviser or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.

In addition, the Adviser or Sub-Adviser intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently). In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would increase the loss to the Fund and may increase the effect on the Fund's NAV. The Fund's lenders and preferred shareholders will have priority to the Fund's assets over the Fund's Common shareholders.


The Fund currently uses leverage by borrowing money on a floating rate basis. The current rate on such borrowings (as of June 15, 2006) is 5.53%. To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Fund borrows an amount equal to 2.50% of its Managed Assets as of June 15, 2006), the Fund would need to experience an annual return of 1.10% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.


The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facility or obtained through the issuance of preferred shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.


The Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares, or purchase or redeem Common Shares or preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. See "Risk Factors and Special Considerations -- Restrictive Covenants and 1940 Act Restrictions." In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

In addition, the Fund is not permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on the preferred shares and all accrued interest on borrowings have been paid or set aside for payment.


Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

The Fund is subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or preferred shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                      Risk Factors and Special Considerations 17

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

ANNUAL EXPENSES WITHOUT BORROWINGS

From the inception of the Fund through June 15, 2006, the income earned on the assets purchased with the Fund's borrowings has always exceeded the interest expense on such borrowings. This has increased the overall yield of the Fund. If the Fund were not to borrow, or the interest expense on the borrowings is excluded from the expenses of the Fund, the remaining expenses, as a percentage of the average net assets of the Fund, would be as follows:


                                              CLASS A    CLASS B    CLASS C   CLASS Q
-------------------------------------------------------------------------------------
ANNUAL EXPENSES WITHOUT BORROWINGS (AS A
   PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
   COMMON SHARES)
   Management and Administrative Fees(1)       0.90%     0.90%       0.90%     0.90%
   Service Fee                                 0.25%     0.25%(2)    0.25%     0.25%
   Distribution Fee(3)                         NONE      0.75%       0.50%     NONE
   Other Operating Expenses(4)                 0.18%     0.18%       0.18%     0.18%
Total Annual Expenses                          1.33%     2.08%       1.83%     1.33%
   Fee Waivers/Reimbursements/Recoupment(5)    0.02%    (0.23)%      0.02%     0.02%
Net Annual Expenses                            1.35%     1.85%       1.85%     1.35%


(1) Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- Adviser." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- The Administrator."

(2) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. The fee waiver will continue through at least July 1, 2007. There is no guarantee that this waiver will continue after that date.

(3) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

(4) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(5) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Adviser within three years. The expense limit will continue through at least July 1, 2007. There is no guarantee that this waiver will continue after that date.

EFFECT OF LEVERAGE


The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using an assumed initial interest rate of 4.90%, assuming the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.



Assumed Portfolio Return, net of expenses(1)        (10)%    (5)%     0%     5%     10%
Corresponding Return to Common Shareholders(2)   (14.97)% (8.30)% (1.63)% 5.03%  11.70%


(1) The "Assumed Portfolio Return" is required by regulations of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

LIMITED SECONDARY MARKET FOR LOANS

Although the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market.

Loans usually trade in large denominations (typically in $1 million or larger units) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Fund invests will be relatively illiquid.

In addition, loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Fund intends to seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.


18 Risk Factors and Special Considerations

                                         RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Adviser or Sub-Adviser deems it advisable to do so.

During its monthly repurchase offers, the Fund is required to maintain a percentage of its portfolio, equal to the value of the repurchase amounts, in liquid securities. This permits the Fund to repurchase Common Shares without having to sell illiquid securities at a lower price than it would otherwise consider. The requirement to keep a portion of the Fund's portfolio in liquid securities, however, could negatively impact the Fund's performance.

LENDING PORTFOLIO SECURITIES

To generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

DEMAND FOR LOANS

Although the volume of loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Fund, the rights provided to the Fund under the terms of a loan agreement, and increase the price of loans that the Fund wishes to purchase in the secondary market.

UNSECURED DEBT INSTRUMENTS AND SUBORDINATED LOANS


Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 20% of its total assets in unsecured floating rate loans, notes and other debt instruments and 5% of its total assets in floating rate subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.


CORPORATE DEBT SECURITIES

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Because corporate debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Fund's corporate debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Corporate debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

CALL RISK

During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower-grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower-grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

INVESTMENT IN NON-U.S. AND NON-CANADIAN ISSUERS


Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 20% of its total assets in U.S. dollar denominated loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and Canada or U.S. territories and possessions and up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar. Although such loans and debt investments associated with other investments will require payment of interest and principal in U.S. dollars, these borrowers and issuers may have significant non-U.S. dollar revenues. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.


                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                      Risk Factors and Special Considerations 19

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

INVESTMENTS IN EQUITY SECURITIES INCIDENTAL TO INVESTMENT IN LOANS

Subject to the aggregate 20% limit on Other Investments, the Fund may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

LIMITED LIQUIDITY FOR INVESTORS


The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See "Repurchase Offers" on page 26.


INVESTMENT IN SHORT TERM DEBT SECURITIES AND CASH


Some of the Senior Loans in which the Fund invests are in the form of revolving credits. In order to permit the Fund to meet its obligations under such loans to advance additional funds on short notice, the Fund normally maintains unused borrowing capacity that equals or exceeds the total of all unfunded portions of loans in its portfolio. Subject to the 20% aggregate limit on the Fund's assets that may be invested in Other Investments, the Fund may under normal circumstances invest up to 10% of its total assets in short-term, high quality debt securities or in cash. However, depending upon circumstances, the Fund may exceed the 10% level on occasion for short periods. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity.


Because short-term debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Trust's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

CREDIT FACILITY


The Fund currently is a party to a credit facility with one financial institution that permits the Fund to borrow up to an aggregate amount of $750 million. Interest is payable on the credit facility at a floating rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. The lender under the credit facility has a security interest in all assets of the Fund. As of June 15, 2006, the Fund had outstanding borrowings of $535 million under the credit facility.


Under the credit facility, the lender has the right to liquidate Fund assets in the event of default by the Fund, and the Fund may be prohibited from paying dividends in the event of a material adverse event or condition regarding the Fund, the Adviser or Sub-Adviser until outstanding debts are paid or until the event or condition is cured.

RANKING OF SENIOR INDEBTEDNESS

The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under the credit facility are senior to the rights of holders of Common Shares and preferred shares, if any, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

The credit agreement governing the credit facility program ("Credit Agreements") include usual and customary covenants for this type of transaction, including limits on the Fund's ability to (i) issue preferred shares, (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders, (vii) engage in any business other than the businesses currently engaged in, (viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its Employee Retirement Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreements do not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time ("Credit Agreement Asset Coverage Test").


Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares, or purchase or redeem Common Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreements do not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement Asset Coverage Test set forth in the Credit Agreements.



20 Risk Factors and Special Considerations

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS

You may select from four separate classes of Common Shares: Class A, Class B, Class C and Class Q.

CLASS A COMMON SHARES

-    Front-end sales charge, as described below.

-    Service fee of 0.25% of average annual net assets.

-    An EWC, as described below.

-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

CLASS B COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% of average annual net assets (including a waiver of the 0.25% service fee).(1)

-    An EWC, as described below.

- Automatic conversion to Class A Common Shares after eight years, thus reducing future annual expenses.

-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

CLASS B COMMON SHARES OF THE FUND ARE CLOSED TO NEW INVESTMENT, PROVIDED THAT
(1) CLASS B COMMON SHARES OF THE FUND MAY BE PURCHASED THROUGH THE REINVESTMENT OF DIVIDENDS ISSUED BY THE FUND; AND (2) SUBJECT TO THE TERMS AND CONDITIONS OF RELEVANT EXCHANGE PRIVILEGES AND AS PERMITTED UNDER THEIR RESPECTIVE PROSPECTUSES, CLASS B COMMON SHARES OF THE FUND MAY BE ACQUIRED THROUGH EXCHANGE OF CLASS B SHARES OF OTHER FUNDS IN THE ING MUTUAL FUNDS COMPLEX FOR THE FUND'S CLASS B COMMON SHARES.

(1) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. Absent the waiver, the service fee is 0.25% of average annual net assets. The fee waiver will continue through at least July 1, 2007. There is no guarantee that this waiver will continue after that date.

CLASS C COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% of average annual net assets.

-    A 1% EWC on shares sold within one year of purchase.

- No automatic conversion to Class A Common Shares, so annual expenses continue at the Class C level throughout the life of your investment.

-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

CLASS Q COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

-    Service fee of 0.25% of average annual net assets.

- No automatic conversion to Class A Common Shares, so annual expenses continue at the Class Q level throughout the life of your investment.


-    Minimum initial investment -- $100,000


When choosing between classes, you should carefully consider:

-    How long you plan to hold the Fund;

-    The amount of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the EWC; and

-    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class Q Common Shares.

Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000 respectively. Purchase orders from an individual investor for Class B shares and Class C shares in excess of $100,000 and $1,000,000 respectively, will be declined.

Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and your investment professional are responsible for ensuring that your investment in Class B shares or Class C shares does not exceed the maximum of $100,000 or $1,000,000 respectively. The Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charge and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                            Shareholder Guide 21

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

link. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectus for those funds.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, Class B and Class C Common Shares of the Fund have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

SALES CHARGE CALCULATION

CLASS A COMMON SHARES(1)(2)

Class A Common Shares of the Fund are sold subject to the following sales charge:

                        AS A % OF THE     AS A % OF NET
YOUR INVESTMENT       OFFERING PRICE(3)    ASSET VALUE
Less than $99,999           2.50%              2.56%
$100,000 - $499,999         2.00               2.04
$500,000 - $999,999         1.25               1.27
$1,000,000 and over   see "Early Withdrawal Charge" below.


(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.

EARLY WITHDRAWAL CHARGE

CLASS A COMMON SHARES

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within one year of purchase.

CLASS B AND CLASS C COMMON SHARES

Class B and Class C Common Shares are offered at their NAV per share without any initial sales charge. However, you may be charged an EWC on Class B and Class C Common Shares that you offer to the Fund for repurchase (and are repurchased) within a certain period of time after you bought them. The amount of the EWC is based on the NAV of the Common Shares at the time of purchase. The EWCs are as follows:

CLASS B COMMON SHARES


                   EWC ON SHARES
SOLD DURING      BEING REPURCHASED
1st year               3.00%
2nd year               2.50%
3rd year               2.00%
4th year               1.50%
5th year               1.00%
After 5th year         none


CLASS C COMMON SHARES


                   EWC ON SHARES
SOLD DURING      BEING REPURCHASED
1st year               1.00%
After 1st year         none


To keep your EWC as low as possible, each time you offer your Common Shares for repurchase, the Fund will first repurchase Common Shares in your account that are not subject to an EWC, and then will repurchase Common Shares that have the lowest EWC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a contingent deferred sales charge ("CDSC") may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services representative for more information.


22 Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


EWC WAIVERS. The EWC for Class A, Class B and Class C Common Shares will be waived in the following cases (In determining whether an EWC is applicable, it will be assumed that Common Shares held in the shareholder's account that are not subject to such charge are repurchased first):


- The EWC on shares will be waived in the case of repurchase following the death or permanent disability of a shareholder. The waiver is available for total or partial repurchases of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those Common Shares held at the time of death or initial determination of permanent disability.


- The EWC will also be waived in the case of a total or partial repurchase of Common Shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 701/2 to qualify for the EWC waiver relating to mandatory distributions. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service, except that an EWC may be waived in certain circumstances involving repurchases in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Transfer Agent either directly or through ING Funds Distributor, at the time of repurchase, that the shareholder is entitled to a waiver of the EWC. The EWC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the repurchase request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.


-    Reinvestment of dividends and capital gains distributions.

- The EWC which may be imposed on Class A shares purchased in excess of $1 million, may also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.


REINSTATEMENT PRIVILEGE. Shareholders who have had their Common Shares repurchased within the previous 90 days may purchase Fund Common Shares at NAV (at the time of reinstatement) in an amount up to the repurchase proceeds. Reinstated Common Shares will retain their original purchase date for purposes of the EWC. The amount of any EWC also will be reinstated.


To exercise this privilege, a written order for the purchase of new Common Shares must be received by the transfer agent or be postmarked within 90 days after the date of repurchase pursuant to the repurchase offer. This privilege can be used only once per calendar year. If a loss is incurred on the repurchase and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                            Shareholder Guide 23

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

FREQUENT TRADING -- MARKET TIMING

It is possible that frequent, short-term trading activity may occur in the Fund. Because the Fund conducts repurchase offers only monthly, the Fund believes that the potential adverse effects from short-term trading are less significant than in open-end funds, and the Fund does not monitor trading activity of shareholders to attempt to identify market timers.

The Fund believes that market timing or frequent, short-term trading in any account is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This, in turn, can have an adverse effect on Fund performance.

It is possible that certain shareholders holding large amounts of shares of the Fund may tender for repurchase all or some of their shares through the normal monthly offers to repurchase made by the Fund. If more shares are tendered for repurchase in any monthly repurchase offer than the Fund offered to repurchase that month, repurchases may be made on a pro-rata basis. As a result, shareholders who tender their shares for repurchase may not have their entire tender accepted by the Fund.

NET ASSET VALUE

The NAV per Common Share of each class of the Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share of each class of the Fund is calculated by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.

VALUATION OF THE FUND'S ASSETS

The assets in the Fund's portfolio are valued daily in accordance with the Fund's Loan Valuation Procedures adopted by the Board. A majority of the Fund's assets are valued using quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see "Risk Factors and Special Considerations -- Limited Secondary Market for Loans."

Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other source believed to be reliable. Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under this proxy procedure.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. The Adviser or Sub-Adviser may believe that the price for a loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Adviser or Sub-Adviser that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value under procedures established by the Fund's Board, and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by the Fund's Board through its Valuation, Proxy and Brokerage Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

     - the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;

     - the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

     - the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects;

     - information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans;

     - the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;


24 Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

     -    the borrower's management; and

     - the general economic and market conditions affecting the fair value of the loan.

Securities for which the primary market is a national securities exchange are stated at the last reported sale price on the day of valuation. Securities reported by NASDAQ National Market System will be valued at the NASDAQ Official Closing Price on the valuation day. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments is at amortized cost. Securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. To the extent the Fund invests in other registered investment companies, the Fund's NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

EXCHANGE PRIVILEGES AND RESTRICTIONS

You may exchange shares of certain other ING Funds into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other ING Funds in conjunction with monthly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other ING Fund.

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other ING Funds must meet the minimum investment requirements of those products, as applicable. Exchanges of Common Shares are sales and may result in a gain or loss for federal and state income tax purposes. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

CLASSES OF SHARES ELIGIBLE FOR EXCHANGE

Common Shares of Class A, Class B, Class C and Class Q of the Fund may be exchanged for Class A, Class B, Class C or Class Q Common Shares of any open-end ING Fund at NAV without payment of a sales charge on the exchange. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of the Fund you intend to exchange into before exchanging your Common Shares. Investors may obtain a copy of a prospectus of any other ING Fund by calling (800) 992-0180.

Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

EARLY WITHDRAWAL CHARGES ON EXCHANGES


You are not required to pay an applicable EWC upon an exchange of Common Shares from the Fund to any open-end ING Fund. However, if you exchange and subsequently redeem your shares, the EWC or CDSC from the Fund (not the fund into which you exchanged your Common Shares) will apply. However, the time period for application of the EWC or CDSC will be calculated based on the first date you acquired your Common Shares in the Fund, so that you get the benefit of the full period of time you owned your Common Shares of the Fund.


TELEPHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ those procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.


SMALL ACCOUNTS


Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' prior written notice to liquidate through the monthly repurchases, at NAV, the shares of any shareholder whose account has a value of less than $1,000 ($250 for IRAs) for Class A, Class B or Class C Common Shares or $100,000 for Class Q Common Shares, other than as a result of a decline in the NAV per share. The Fund reserves the right to increase minimum account size. No EWC will be charged on repurchases that are due to the closing of shareholder accounts having a value of less than $1,000.


ACCOUNT ACCESS

Unless your Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com, or see the privacy promise that accompanies this Prospectus.

HOUSEHOLDING


To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.


               [GRAPHIC]  If you have any questions, please call (800) 992-0180.


                                                            Shareholder Guide 25

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


The minimum initial investment in the Fund is $1,000 ($250 for IRAs) for Class A, Class B and Class C Common Shares and $100,000 for Class Q Common Shares. Common Shares may be purchased from certain financial services firms that have sales agreements with ING Funds Distributor ("Authorized Dealers"). Investors may be charged a fee for transactions made through a broker or agent.


The Fund reserves the right to reject any purchase order. Please note that cash, traveler's checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Adviser reserves the right to waive minimum investment amounts.

                              INITIAL                        ADDITIONAL
      METHOD                 INVESTMENT                      INVESTMENT
-----------------   ----------------------------   -----------------------------
BY CONTACTING AN    An investment professional
AUTHORIZED DEALER   with an Authorized Dealer
                    can help you establish and
                    maintain your account.

BY MAIL             Visit or consult an            Visit or consult an
                    Authorized Dealer.             Authorized Dealer.

                    Make your check payable to     Fill out the Account
                    the ING Senior Income Fund     Additions form included on
                    and mail it, along with a      the bottom of your account
                    completed New Account          statement along with your
                    Application, to the address    check payable to ING Senior
                    indicated on the               Income Fund and mail them in
                    Application. Please indicate   the envelope provided with
                    your Authorized Dealer on      the account statements.
                    the New Account Application.   Remember to write your
                                                   account number on the check.

BY WIRE             Call the ING Operations        Wire the funds in the same
                    Department at (800) 992-0180   manner described under
                    and select Option 4 to         "Initial Investment."
                    obtain an account number and
                    indicate an Authorized
                    Dealer on the account.
                    Instruct your bank to wire
                    funds to:

                    State Street Bank and Trust
                    Company ABA #101003621
                    Kansas City, MO credit to:

                    ING Senior Income Fund A/C
                    #751-8315; for further
                    credit to: Shareholder A/C
                    #______________ (A/C # you
                    received over the telephone)
                    Shareholder Name:

                    _________________
                    (Account Name)

                    After wiring funds you must
                    complete the New Account
                    Application and send it to:

                    ING Funds P.O. Box 219368
                    Kansas City, MO 64121-6368


26 Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


The Fund reserves the right to liquidate sufficient Common Shares to recover annual transfer agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250 for IRAs) for Class A, Class B or Class C Common Shares or $100,000 for Class Q Common Shares.


PRICE OF SHARES


Purchase and exchange orders for Common Shares of the Fund are effected at NAV, determined after the order is received by the Transfer Agent in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund Common Shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing Common Shares of the Fund will not be issued unless you request them in writing.


The Fund may, on occasion, suspend the continuous offering of its Common Shares. If this occurs, shareholders will still be permitted to reinvest dividends in additional Common Shares, and qualified plan investors will be permitted to continue making automatic contributions for additional Common Shares.

PRE-AUTHORIZED INVESTMENT PLAN

You may establish a pre-authorized investment plan to purchase Common Shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact a Shareholder Services Representative at (800) 992-0180.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (State Street) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. State Street currently receives a $12 annual custodial fee for each social security number listed on the account for the maintenance of such accounts.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                            Shareholder Guide 27

SHAREHOLDER GUIDE                                              REPURCHASE OFFERS
--------------------------------------------------------------------------------

REPURCHASE OFFERS

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to redeem their Common Shares on a monthly basis. The time and dates by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the 10th business day of each month.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Common Shares with each repurchase offer, and under normal market conditions the Board expects to authorize a 5% offer. The Fund may not repurchase more than 25% of its outstanding Common Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline ("Repurchase Offer Amount"). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date ("Repurchase Payment Deadline"). Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling (800) 992-0180.

At least 7 and no more than 14 days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Common Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Common Shares to be repurchased by 2% of the Fund's Common Shares outstanding. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations:

     (a) the Fund may accept all Common Shares tendered by persons who own in the aggregate not more than a specified number of shares (not to exceed 100 Common Shares) before prorating shares tendered by others; or

     (b) the Fund may accept by lot Common Shares tendered by shareholders who tender all Common Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Common Shares tendered by shareholders who do not make this election.


Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the Repurchase Request Deadline.


The Fund does not presently intend to deduct any repurchase fees, other than any applicable EWC, from the repurchase amount. However, in the future, the Board may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board may implement repurchase fees without a shareholder vote.


Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund's portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund's portfolio through repurchases, without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value. Notwithstanding the foregoing, it is the Adviser's or Sub-Adviser's intention to fund repurchases with the proceeds of borrowings whenever practical. Use of the borrowing facility entails certain risks and costs. See "Liquidity Requirements" below.

See "Tax Matters" on page 35 for a general summary for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund and participating in the Fund's repurchase offer program.


SUSPENSION OR POSTPONEMENT OF A REPURCHASE OFFER

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during


28 Shareholder Guide

REPURCHASE OFFERS                                              SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS


The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notification is sent to shareholders until the Repurchase Payment Deadline. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.


The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.


The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund repurchase offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's NAV.


REDEMPTION OF SENIOR SECURITIES

In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund, as well as the terms of any preferred shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including preferred shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

                [GRAPHIC] If you have any questions, please call (800) 992-0180.


                                                            Shareholder Guide 29

INVESTMENT MANAGEMENT AND OTHER
SERVICE PROVIDERS
--------------------------------------------------------------------------------

The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser, are managed under the direction of the Fund's Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

ADVISER


ING INVESTMENTS, an Arizona limited liability company, serves as the Adviser to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Board. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

The Fund and the Adviser have entered into an Advisory Agreement that requires ING Investments to provide all investment advisory and portfolio management services for the Fund. The Advisory Agreement with ING Investments may be canceled by the Board upon 60 days' written notice.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. ING Groep is one of the largest financial organizations in the world with approximately 113,000 employees. ING Investments began investment management in April 1995, and serves as an investment adviser to registered investment companies as well as structured finance vehicles. As of March 31, 2006, ING Investments managed approximately $44.5 billion in assets.

The Adviser bears the expenses of providing the services described above. The Adviser currently receives from the Fund an annual fee, paid monthly, of 0.80% of the Fund's Managed Assets.


The Fund pays all operating and other expenses of the Fund not borne by ING Investments including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing repurchase offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.


For information regarding the basis for the Board's approval of the investment advisory or investment sub-advisory relationships, please refer to the Fund's annual shareholder report dated February 28, 2006.


SUB-ADVISER

ING Investments has engaged a sub-adviser to provide day-to-day management of the Fund's portfolio. The sub-adviser has, at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles.

ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Fund's Board. In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.


ING Investment Management Co., a Connecticut corporation, serves as Sub-Adviser to the Fund. Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of March 31, 2006, ING IM managed over $60 billion in assets. Its principal business address is located at 230 Park Avenue, New York, New York, 10169. For its services, ING IM is entitled to receive a sub-advisory fee of 0.36%, expressed as an annual rate based on the average daily Managed Assets of the Fund. This sub-advisory fee is paid by ING Investments, not by the Fund.

PORTFOLIO MANAGEMENT. The following individuals jointly share responsibility for the day-to-day management of the Fund's portfolio:

DANIEL A. NORMAN. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Norman has co-managed the Fund with Jeffrey A. Bakalar since April of 2001.

JEFFREY A. BAKALAR. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. Mr. Bakalar has co-managed the Fund with Mr. Norman since April of 2001.

CURTIS F. LEE. Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since January 2001. Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Fund (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Prime Rate Trust, another closed-end fund sub-advised by ING IM that invests primarily in Senior Loans. As Chief Credit Officer, Mr. Lee is responsible for implementing best credit practices within the Senior Debt Group, beginning with the original credit underwriting and approval process through ongoing credit monitoring and review. Mr. Lee also oversees loan workout and negotiation strategies. Mr. Lee serves on the valuation committee and acts as the primary liaison on valuation and credit matters as requested by the Board of Trustees, internal and external auditors and regulatory authorities.


30 Investment Management and Other Service Providers

                                                 INVESTMENT MANAGEMENT AND OTHER
                                                               SERVICE PROVIDERS
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS


The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities in the Fund.

THE ADMINISTRATOR


The Administrator of the Fund is ING Funds Services, LLC. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.



Under an administration agreement between the Administrator and the Fund ("Administration Agreement"), the Administrator administers the Fund's corporate affairs subject to the supervision of the Fund's Board. In that connection, the Administrator monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Fund's repurchase offers portfolio. The Administrator also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. The Administrator also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administration Agreement also requires the Administrator to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.


The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets. The Administration Agreement may be canceled by the Board upon 60 days' written notice.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc. ("DST"), whose principal business address is 333 W. 11th Street, Kansas City, Missouri 64105.

CUSTODIAN

The Fund's securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                            Investment Management and Other Service Providers 31

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

DISTRIBUTION POLICY. Income dividends on Common Shares are calculated and declared daily and paid monthly under guidelines approved by the Board. The Fund may make one or more annual payments from any realized capital gains.

DIVIDEND REINVESTMENT. Unless you instruct the Fund to pay your dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional Common Shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or Q Common Shares of the Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may upon written request elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------

The Fund has entered into a distribution agreement with ING Funds Distributor ("Distribution Agreement"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through certain broker-dealers which have entered into dealer agreements with ING Funds Distributor. The Common Shares will be offered on a continuous basis and may be purchased at NAV.

In connection with the sale of Class A Common Shares, ING Funds Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of the sale as follows: 2.00% for amounts less than $99,999; 1.50% for amounts of $100,000 to $499,999; and 1.00% for amounts of
$500,000 to $999,999. For purchases of Class A Common Shares that are subject to an EWC, ING Funds Distributor will compensate broker-dealers participating in the offering depending on the amount invested as follows: 1.00% for amounts of $1,000,000 to $2,499,999; 0.50% for amounts of $2,500,000 to $4,999,999; and
0.25% for amounts over $5,000,000.


ING Funds Distributor will compensate broker-dealers participating in the offering at a rate of 3.00% of the gross sales price per share for Class B Common Shares and 1.00% of the gross sales price per share for Class C Common Shares purchased from the Fund by such broker-dealer. No commission is paid on Class Q Common Shares.


Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a prospectus supplement, ING Funds Distributor will act as underwriter on a reasonable efforts basis.

In addition, ING Funds Distributor will compensate broker-dealers participating in the offering on a quarterly basis at rates that are based on the average daily net assets of shares that are registered in the name of such broker-dealer as nominee or held in a shareholder account that designates such broker-dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B and 0.50% for Class C. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, B or C Shares, although the Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month. In addition, a 0.25% fee may be paid on Class Q shares.

HOW ING GROEP COMPENSATES INTERMEDIARIES FOR SELLING
ING MUTUAL FUNDS
--------------------------------------------------------------------------------

ING mutual funds are distributed by ING Funds Distributor. ING Funds Distributor is a broker-dealer that is licensed to sell securities. ING Funds Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. ING Funds Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING Groep. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund's Adviser or ING Funds Distributor, out of its own resources and without additional cost to the Fund or its


32 Dividends and Distributions

                            HOW ING GROEP COMPENSATES INTERMEDIARIES FOR SELLING
                                                                ING MUTUAL FUNDS
--------------------------------------------------------------------------------


shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and ING Funds Distributor. These amounts would be in addition to the distribution payments made by the Fund under the Distribution Agreement. The payments made under these arrangements are paid by the Adviser or ING Funds Distributor. Additionally, if a fund is sub-advised by an ING Groep entity, ING Groep may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING Groep may receive additional compensation if the overall amount of investments in funds advised by ING Groep meets certain target levels or increases over time.


ING Funds Distributor may pay, from its own resources, additional fees to these brokers-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, ING Funds Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, ING Funds Distributor could pay a maximum of $20 on those assets.

The Adviser or ING Funds Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. ING Funds Distributor may also pay concessions in addition to those described above to broker-dealers so that ING funds are made available by that broker-dealer for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.


The top 25 firms we paid to sell our mutual funds, as of the end of the last calendar year are: Advest Inc.; A.G. Edwards & Sons; Charles Schwab & Co. Inc.; Citigroup; Directed Services Inc.; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING Direct Securities, Inc.; ING Financial Advisors LLC; ING Financial Partners Inc.; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc.; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co.; Pershing Sweep; Primevest Financial Services Inc.; Raymond James Financial Services; RBC Dain Rauscher Inc.; UBS Financial Services Inc.; Wachovia Securities Inc.; and Wells Fargo Investments.


Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

                                                                 USE OF PROCEEDS
--------------------------------------------------------------------------------

It is expected that 100% of the net proceeds of Common Shares issued pursuant to the Offering will be invested in Senior Loans and other securities consistent with the Fund's investment objective and policies within three months. Pending investment in Senior Loans, the proceeds will be used to pay down the Fund's outstanding borrowings under its credit facilities or to fund redemptions. See "Investment Objective and Policies -- Policy on Borrowing."


As of June 15, 2006, the Fund had outstanding borrowings of $535 million under its credit facility. By paying down the Fund's borrowings, the Fund can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Fund will reborrow amounts previously repaid and invest such amounts in additional Senior Loans or to fund redemptions.


                [GRAHPIC] If you have any questions, please call (800) 992-0180.


              How ING Compensates Intermediaries for Selling ING Mutual Funds 33

DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------


The Fund is a Delaware statutory trust organized on December 15, 2000, and is registered with the SEC as a continuously-offered, diversified, closed-end management investment company that makes monthly repurchase offers for its Common Shares, subject to certain conditions. The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser are managed under the direction of its Board of Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Fund's Agreement and Declaration of Trust ("Declaration of Trust") authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as preferred shares.


Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund. It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


The Fund is responsible for the following expenses, among others: the fees payable to the Adviser; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; independent loan pricing services; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the SEC, including the preparation and printing of the Fund's registration statement and Prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.


DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

Each Common Share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.

All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights (other than the automatic conversion of Class B Common Shares to Class A Common Shares after eight years) applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.

In the event preferred shares are outstanding, holders of preferred shares, voting as a separate class, are entitled to elect (a) two trustees of the Fund at all times and (b) a majority of the trustees if at any time dividends on preferred shares are unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of Common Shares voting separately as a single class.

Subject to the voting rights described above, the Fund may not, among other things, without the approval of the holders of a majority of the outstanding preferred shares, voting as a separate class, approve any plan of reorganization adversely affecting preferred shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the outstanding preferred shares, voting as a separate class: (a) authorize, create or issue additional preferred shares or classes or series of preferred shares ranking prior to or on a parity with preferred shares with respect to


34 Description of the Fund

                                                         DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

the payment of dividends or the distribution of assets upon liquidation; (b) amend, alter or repeal the provisions of the Declaration of Trust, the Bylaws of the Fund or any Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such preferred shares or the holders thereof; or (c) change or adjust any investment restrictions of the Fund that are designated as fundamental in the Prospectus or SAI.

When the Fund has any preferred shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) it has paid all cumulative dividends on preferred shares; (b) it has redeemed any preferred shares that it has called for mandatory redemption; and (c) after paying the dividend, the Fund meets asset coverage requirements set forth in the Declaration of Trust or any Certificate of Designation.

STATUS OF SHARES

The following table sets forth information about the Fund's outstanding Common Shares as of June 15, 2006:


                                      NUMBER HELD BY
                           NUMBER      FUND FOR ITS       NUMBER
TITLE OF CLASS           AUTHORIZED     OWN ACCOUNT    OUTSTANDING
------------------------------------------------------------------
Class A Common Shares   171,295,006          0         70,124,767
Class B Common Shares    25,750,000          0         14,713,466
Class C Common Shares   149,750,000          0         59,126,458
Class Q Common Shares    70,750,000          0         39,627,692


FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES OF THE FUND

The investment objective of the Fund, certain policies of the Fund specified herein as fundamental and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a Majority Vote of the shareholders of the Fund. The term Majority Vote means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or
(b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board of the Fund.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                      Description of the Fund 35

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

COMMON SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Whenever preferred shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund would be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See "Preferred Shares" below.

BORROWINGS

The Fund's Declaration of Trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. See "Risk Factors and Special Considerations."

PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including preferred shares, having a par value $.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding preferred shares. The preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as are set forth in the Fund's Certificate of Designation establishing the terms of the preferred shares.

Any decision to offer preferred shares is subject to market conditions and to the Board and the Adviser's or Sub-Adviser's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of the preferred shares will be determined by the Board in consultation with the Adviser or Sub-Adviser (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering. It is expected, at least initially, that the preferred shares would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

The preferred shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets would be made to holders of Common Shares.


36 Description of Capital Structure

                                                                     TAX MATTERS
--------------------------------------------------------------------------------

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long a shareholder has held the Fund's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in Common Shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.

If a shareholder invests through a tax-deferred account, such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and shareholders should consult a tax adviser about investment through a tax-deferred account.

There may be tax consequences to a shareholder if the shareholder sells Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.

If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund's Common Shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the Common Shares. If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Please see the SAI for further information regarding tax matters.

                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                                  Tax Matters 37

MORE INFORMATION
--------------------------------------------------------------------------------

LEGAL MATTERS

The validity of the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, 1775 I Street, NW, Washington, DC and 30 Rockefeller Plaza New York, NY 10112, counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP serves as the independent registered public accounting firm for the Fund. The principal address of KPMG is 99 High Street, Boston Massachusetts 02110.


REGISTRATION STATEMENT

The Fund has filed with the SEC a Registration Statement under the Securities Act of 1933, relating to the Common Shares offered hereby. For further information with respect to the Fund and its Common Shares, reference is made to such Registration Statement and the exhibits filed therein.


38 More Information

                                             STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Change of Name                                                                 3
Investment Objective                                                           3
Investment Restrictions                                                        3
Additional Information About Investments and Investment Techniques             5
Management of the Fund                                                        13
Compensation Table                                                            22
Control Persons and Principal Holders of Securities                           24
Adviser                                                                       24
Sub-Adviser                                                                   26
Administrator                                                                 29
Distributor                                                                   30
Proxy Voting Procedures                                                       31
Code of Ethics                                                                32
Portfolio Transactions                                                        34
Additional Purchase Information                                               38
Liquidity Requirements                                                        38
Federal Taxation                                                              42
Advertising and Performance Data                                              42
Custodian                                                                     44
Legal Counsel                                                                 44
Financial Statements                                                          44
Appendix A                                                                   A-1


                [GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                          Statement of Additional Information 39

                             ING SENIOR INCOME FUND
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180

--------------------------------------------------------------------------------
                            FUND ADVISORS AND AGENTS
--------------------------------------------------------------------------------

ADVISER
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

SUB-ADVISER
ING Investment Management Co.
230 Park Avenue
New York, New York 10169

ADMINISTRATOR
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM KPMG LLP

99 High Street
Boston, Massachusetts 02110


DISTRIBUTOR
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258

TRANSFER AGENT
DST Systems, Inc.
333 W. 11th Street
Kansas City, MO 64105

LEGAL COUNSEL
Dechert LLP
1775 I Street, NW
Washington, DC 20006

INSTITUTIONAL INVESTORS AND ANALYSTS
Call ING Senior Income Fund
(800) 336-3436

THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THIS OFFER. YOU SHOULD RELY ONLY ON THE INFORMATION IN THIS PROSPECTUS OR OTHER INFORMATION TO WHICH WE HAVE REFERRED YOU. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS OR ANY SALE MADE PURSUANT TO THIS PROSPECTUS DOES NOT IMPLY THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CORRECT AS OF ANY TIME AFTER THE DATE OF THIS PROSPECTUS. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED.

WHEN CONTACTING THE SEC, YOU WILL WANT TO REFER TO THE FUND'S SEC FILE NUMBER. THE FILE NUMBER IS AS FOLLOWS:

1940 Act File No. 811-10223

[ING LOGO]


                                                      PRPRO-SIF (06/06-06/30/06)

                             ING SENIOR INCOME FUND

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 992-0180
                       STATEMENT OF ADDITIONAL INFORMATION


                                  JUNE 30, 2006

     ING Senior Income Fund ("Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, ("1940 Act"). The Fund's investment objective is to provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective. The Fund will continuously offer its shares to the public and conduct monthly repurchase offers for its shares. The Fund is managed by ING Investments, LLC ("ING Investments" or "Adviser"). ING Investment Management Co. ("ING IM" or "Sub-Adviser") serves as the sub-adviser to the Fund.

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto, dated June 30, 2006. Capitalized terms not defined herein are used as defined in the Prospectus. This SAI does not include all the information that a prospective investor should consider before purchasing shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the Fund's financial statements and the independent registered public accounting firm's report thereon included in the annual shareholder report dated February 28, 2006, are incorporated herein by reference. A copy of the Prospectus may be obtained without charge by contacting the Fund at the address and phone number written above.

                                TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
CHANGE OF NAME                                                                3
INVESTMENT OBJECTIVE                                                          3
INVESTMENT RESTRICTIONS                                                       3
REPURCHASE OFFER FUNDAMENTAL POLICY                                           5
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES            5
MANAGEMENT OF THE FUND                                                       13
COMPENSATION TABLE                                                           22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                          24
ADVISER                                                                      24
SUB-ADVISER                                                                  26
ADMINISTRATOR                                                                29
DISTRIBUTOR                                                                  30
PROXY VOTING PROCEDURES                                                      31
CODE OF ETHICS                                                               31
PORTFOLIO TRANSACTIONS                                                       32
ADDITIONAL PURCHASE INFORMATION                                              34
LIQUIDITY REQUIREMENTS                                                       38
FEDERAL TAXATION                                                             38
ADVERTISING AND PERFORMANCE DATA                                             42
CUSTODIAN                                                                    44
LEGAL COUNSEL                                                                44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                44
FINANCIAL STATEMENTS                                                         44
APPENDIX A                                                                  A-1


     The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"). The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office for no charge. The registration statement is also available on the SEC's website (www.sec.gov).

                                 CHANGE OF NAME

     Effective March 1, 2002, the Fund changed its name from Pilgrim Senior Income Fund to ING Senior Income Fund.

                              INVESTMENT OBJECTIVE


     The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar denominated floating rate secured senior loans ("Senior Loans"). Under normal circumstances the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the U.S., Canada or in U.S. territories or possessions.

     The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Adviser or Sub-Adviser believe justify treatment as senior debt. These Senior Loans are typically below investment grade credit quality.

     The Fund may also invest up to 20% of its total assets, measured at the time of purchase, in a combination of one or more of the following types of investments: other instruments, including loans to borrowers organized outside the U.S. or Canada, unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans, tranches of floating rate asset-baked securities, including structured notes; corporate debt securities; equity securities incidental to its investment in loans; and, subject to 1940 Act limitations, other investment companies, such as money market funds. Under normal circumstances, the Fund may also invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Fund's Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.


                             INVESTMENT RESTRICTIONS

     The Fund operates under a number of investment policies and restrictions. Certain investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. In accordance with the 1940 Act, a majority of the Fund's outstanding securities means the lesser of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares. The following investment restrictions have been designated as fundamental policies. The Fund will not:

     1. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money or issuing preferred shares in amounts not exceeding the asset coverage tests established by
         Section 18(f) of the 1940 Act or as otherwise permitted by law.

     2.  Invest more than 25% of its total assets in any industry.

     3. Make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5.00% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue, except that up to 25% of the Fund's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan.


     4. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating loans.

     5. Purchase or sell equity securities, real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities as well as other assets, such as real estate and real estate mortgage loans.)

     6. Make loans of money or property to any person, except that the Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan consistent with its investment objective and policies;
         (ii) lend portfolio instruments; and (iii) acquire securities subject to repurchase agreements.

     7. Make investments on margin, hypothecate, mortgage or pledge any of its assets except for the purpose of providing security for borrowings as described above in paragraph 1 and then only in an amount up to 33 1/3% of the Fund's total assets.

     If a percentage restriction set forth in paragraphs 2, 3 or 7 above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     There is no limitation on the percentage of the Fund's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund's portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the net asset value ("NAV") of the Fund.

     The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating rate secured Senior Loans. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                       REPURCHASE OFFER FUNDAMENTAL POLICY


     The Board of Trustees ("Board") has adopted a repurchase offer fundamental policy resolution setting forth the Fund's fundamental policy that it will conduct monthly repurchase offers. This fundamental policy may be changed only with the approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5.00% and 25% of its outstanding Common Shares with each repurchase offer, and under normal market conditions the Board expects to authorize a 5.00% offer ("Repurchase Offer"). The Fund may not repurchase more than 25% of its outstanding Common Shares during any calendar quarter.


     The time and dates by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the 10th business day of each month. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.


     The repurchase offer fundamental policy may be changed only with approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class.


                          ADDITIONAL INFORMATION ABOUT
                      INVESTMENTS AND INVESTMENT TECHNIQUES

     Some of the different types of securities, in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

EQUITY SECURITIES


     In connection with its purchase or holding of interests in Senior Loans, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Fund will acquire such interests only as an incident to the intended purchase or ownership of loans or in connection with a reorganization of a borrower or its debt. The Fund normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

INTEREST RATES AND PORTFOLIO MATURITY


     Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.


     Loans in which the Fund invests typically have interest rates, which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year. Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less. The Fund's portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days. The Fund may find it possible and appropriate to use interest rate swaps and in other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans.

     Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

     In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

     During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates, which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio, as a whole will tend to lag behind changes in market rates.

     Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days.

Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

     Finally, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

OTHER INVESTMENTS


     Assets not invested in Senior Loans will generally consist of other instruments, including loans to borrowers organized outside the U.S. or Canada, unsecured floating rate loans, notes and other debt instruments, floating rate subordinated loans, tranches of floating rate asset-backed securities, including structured notes, corporate debt securities, loans to foreign borrowers, cash or short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the prime rate, commercial paper rates, the federal funds rate or LIBOR), equity securities and warrants acquired in connection with investment in or restructuring of a loan and other instruments as described under "Additional Information About Investments and Investment Techniques" and, subject to 1940 Act limitations, in other investment companies such as money market funds. Short-term debt instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by the Adviser, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and
(iii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the judgment of the Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash.


REPURCHASE AGREEMENTS


     The Fund has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements. A repurchase agreement is a contract under which the Fund may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Repurchase agreements will be considered borrowings by the Fund, and as such are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return, but at the same time increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian cash or liquid high-grade portfolio securities in an amount sufficient to cover its obligations with respect to the repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund's ability to dispose of the underlying securities.

REVERSE REPURCHASE AGREEMENTS


     The Fund has the ability, pursuant to its investment objective and policies, to enter into reverse repurchase agreements if the asset which is the subject of the repurchase is a loan. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each reverse repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such reverse repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a reverse repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to reverse repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk the Fund only enters into reverse repurchase agreements with highly rated, large financial institutions. The Fund may only enter into reverse repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.


LENDING LOANS AND OTHER PORTFOLIO INSTRUMENTS


     To generate additional income, the Fund may lend its portfolio securities including interests in Senior Loans, in an amount equal to up to 33 1/3% of the Fund's total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Adviser. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.

     The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic

U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned,
(b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is marked to market on a daily basis),
(c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined by the Adviser to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to the lending of portfolio instruments.

     The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities, but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund's rights as a creditor. However, the loans will be made only to firms deemed by the Adviser or Sub-Adviser to be of good financial standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.


ORIGINATING LOANS

     The Fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans. However, the Fund has not done so to date and has no present intention of doing so in the future. The agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

     Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

     When the Fund is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders, if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When the Fund participates as an original lender, it typically acquires the loan at par.

     Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Fund for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

     In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

     The loan agreements in connection with Senior Loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

ADDITIONAL INFORMATION ON LOANS

     Loans in which the Fund invests are typically made to business borrowers to finance leveraged buyouts, recapitalizations, mergers, stock repurchases and to finance internal growth. Such loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

     In a typical interest in a loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the loan and/or an ongoing fee or other amount.

     The loan agreements in connection with the loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


     The Fund believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. However, in acquiring loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least "A-1" by S&P or "P-1" by Moody's. In the absence of such rated long-term debt or rated commercial paper, the Fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Adviser under the supervision of the Trustees. The Fund also diversifies its portfolio with respect to lenders from which the Fund acquires loans. See "Investment Restrictions."

     Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds loans to maturity unless it has become necessary to sell them to satisfy any shareholder repurchase offers or to adjust the Fund's portfolio in accordance with the Adviser's or Sub-Adviser's view of current or expected economic or specific industry or borrower conditions.


     Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

     Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

     Under a loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a loan may be secured only by stock in a borrower or its affiliates. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


     The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees.
Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

LOAN PARTICIPATION AND ASSIGNMENTS

     The Fund's investment in LOAN PARTICIPATIONS typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

     When the Fund purchases a LOAN ASSIGNMENT from lenders, it will acquire direct rights against the borrowers on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participation when necessary to meet redemption of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participation also may make it more difficult for the Fund to value these securities for purposes of calculating its NAV.

                             MANAGEMENT OF THE FUND


TRUSTEES


The Fund is governed by its Board. A Trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Fund are listed below.


                                                                                         NUMBER OF
                                                                                       FUNDS IN FUND
                          POSITION(S)   TERM OF OFFICE                                    COMPLEX
 NAME, ADDRESS AND AGE     HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S) -    OVERSEEN BY      OTHER DIRECTORSHIPS HELD
                             FUND       TIME SERVED(1)     DURING THE PAST 5 YEARS       TRUSTEE(2)             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

JOHN V. BOYER(3)          Trustee      January 2005 -   President and Chief Executive       176        None
7337 East Doubletree                   Present          Officer, Franklin and Eleanor
Ranch Rd.                                               Roosevelt Institute
Scottsdale,                                             (March 2006 - Present).
Arizona 85258                                           Formerly, Executive Director,
Age: 52                                                 The Mark Twain House &
                                                        Museum(4) (September 1989 -
                                                        November 2005).

PATRICIA W. CHADWICK(5)   Trustee      January 2006 -   Consultant and President of         176        None
7337 East Doubletree                   Present          self-owned company Ravengate
Ranch Rd.                                               Partners LLC (January 2000 -
Scottsdale,                                             Present).
Arizona 85258
Age: 57

J. MICHAEL EARLEY         Trustee      February 2002 -  President and Chief Executive       176        None
7337 East Doubletree                   Present          Officer, Bankers Trust
Ranch Rd.                                               Company, N.A. (June 1992 -
Scottsdale,                                             Present).
Arizona 85258
Age: 61

R. BARBARA GITENSTEIN     Trustee      February 2002 -  President, College of New           176        None
7337 East Doubletree                   Present          Jersey (January 1999 -
Ranch Rd.                                               Present).
Scottsdale,
Arizona 85258
Age: 58

PATRICK W. KENNY(3)       Trustee      January 2005 -   President and Chief Executive       176        Assured Guaranty Ltd.
7337 East Doubletree                   Present          Officer, International                         (November 2003 -
Ranch Rd.                                               Insurance Society                              Present).
Scottsdale,                                             (June 2001 - Present).
Arizona 85258
Age: 63

WALTER H. MAY             Trustee      January 2001 -   Retired.                            176        None
7337 East Doubletree                   Present
Ranch Rd.
Scottsdale,
Arizona 85258
Age: 69

                                                                                         NUMBER OF
                                                                                       FUNDS IN FUND
                          POSITION(S)   TERM OF OFFICE                                    COMPLEX
 NAME, ADDRESS AND AGE     HELD WITH    AND LENGTH OF      PRINCIPAL OCCUPATION(S) -    OVERSEEN BY      OTHER DIRECTORSHIPS HELD
                             FUND       TIME SERVED(1)     DURING THE PAST 5 YEARS       TRUSTEE(2)             BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
JOCK PATTON               Chairman     January 2001 -   Private Investor (June 1997 -       176        JDA Software Group, Inc.
7337 East Doubletree      and Trustee  Present          Present). Formerly, Director                   (January 1999 - Present);
Ranch Rd.                                               and Chief Executive Officer,                   Chairman, Swift
Scottsdale,                                             Rainbow Multimedia Group,                      Transportation Co.
Arizona 85258                                           Inc. (January 1999 -                           (March 2004 - Present).
Age: 60                                                 December 2001).

SHERYL K. PRESSLER(5)     Trustee      January 2006 -   Consultant (May 2001 -              176        Stillwater Mining Company
7337 East Doubletree                   Present          Present). Formerly, Chief                      (May 2002 - Present);
Ranch Rd.                                               Executive Officer, Lend Lease                  California HealthCare
Scottsdale,                                             Real Estate Investments, Inc.                  Foundation (June 1999 -
Arizona 85258                                           (March 2000 - April 2001).                     Present); and Romanian-
Age: 55                                                                                                American Enterprise Fund
                                                                                                       (February 2004 - Present).

DAVID W.C. PUTNAM         Trustee      January 2001 -   President and Director, F.L.        176        Principled Equity Market
7337 East Doubletree                   Present          Putnam Securities Company,                     Trust (December 1996 -
Ranch Rd.                                               Inc. (June 1978 - Present).                    Present); and Asian American
Scottsdale,                                                                                            Bank and Trust Company
Arizona 85258                                                                                          (June 1993 - Present).
Age: 66

ROGER B. VINCENT          Trustee      February 2002 -  President, Springwell               176        AmeriGas Propane, Inc.
7337 East Doubletree                   Present          Corporation (March 1989 -                      (January 1998 - Present);
Ranch Rd.                                               Present).                                      and UGI Corporation
Scottsdale,                                                                                            (February 2006 - Present).
Arizona 85258
Age: 60

TRUSTEES WHO ARE "INTERESTED PERSONS"

JOHN G. TURNER(6)         Trustee      January 2001 -   Retired. Formerly, Vice             174        Hormel Foods Corporation
7337 East Doubletree                   Present          Chairman of ING Americas                       (March 2000 - Present);
Ranch Rd.                                               (September 2000 - January                      ShopKo Stores, Inc. (August
Scottsdale,                                             2002); Director of ReliaStar                   1999 - Present); and
Arizona 85258                                           Life Insurance Company                         Conseco, Inc.
Age: 66                                                 of New York (April 1975 -                      (September 2003 - Present).
                                                        December 2001); Chairman and
                                                        Trustee of the Northstar
                                                        affiliated investment
                                                        companies (May 1993 -
                                                        December 2001).


     (1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act, ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of
         70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
     (2) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING VP Natural Resources Trust; and ING Partners, Inc. The number of Funds in the Fund Complex is as of May 31, 2006.
     (3) Commenced service as a Trustee on January 1, 2005. Prior to January 1, 2005, Messrs. Boyer and Kenny were members of the Board of Directors of ING Partners, Inc. On January 1, 2005, the ING Partners, Inc. Board of Directors was unified with the Boards of the other Funds in the ING Complex of Funds.
     (4) Shaun Mathews, President of ING USFS Mutual Funds and Investment Products has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.
     (5) Mses. Chadwick and Pressler each commenced service as Trustee on January 18, 2006.

     (6) Mr. Turner is deemed to be an "interested person" of the Fund as defined in the 1940 Act because of his relationship with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investments, LLC.

OFFICERS


Information about the Fund's officers is set forth in the table below.


                          POSITION(S)  TERM OF OFFICE
                          HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -
NAME, ADDRESS AND AGE     THE FUND     TIME SERVED(1)   DURING THE LAST FIVE YEARS
--------------------------------------------------------------------------------------
JAMES M. HENNESSY         President    January 2001 -   President and Chief Executive
7337 East Doubletree      and Chief    Present          Officer, ING Investments, LLC
Ranch Rd.                 Executive                     (2) (December 2000 - Present).
Scottsdale,               Officer                       Formerly, Chief Operating
Arizona 85258                                           Officer, ING Investments,
Age: 57                                                 LLC(2) (December 2000 -
                                                        March 2006).

MICHAEL J. ROLAND         Executive    February 2002 -  Executive Vice President, ING
7337 East Doubletree      Vice         Present          Investments, LLC(2) (December
Ranch Rd.                 President                     2001 - Present). Formerly,
Scottsdale,                                             Chief Compliance Officer, ING
Arizona 85258                                           Investments, LLC(2), ING Life
Age: 48                                                 Insurance and Annuity Company,
                                                        and Directed Services, Inc.
                                                        (October 2004 - December 2005);
                                                        Chief Financial Officer and
                                                        Treasurer, ING Investments,
                                                        LLC(2) (December 2001 - March
                                                        2005); Senior Vice President,
                                                        ING Investments, LLC(2) (June
                                                        1998 - December 2001).

STANLEY D. VYNER          Executive    August 2003 -    Executive Vice President, ING
7337 East Doubletree      Vice         Present          Investments, LLC(2) (July
Ranch Rd.                 President                     2000 - Present) and Chief
Scottsdale,                                             Investment Risk Officer
Arizona 85258                                           (January 2003 - Present).
Age: 56                                                 Formerly, Chief Investment
                                                        Officer of the International
                                                        Portfolios, ING Investments,
                                                        LLC(2) (August 2000 -
                                                        January 2003).

JOSEPH M. O'DONNELL       Executive    March 2006 -     Chief Compliance Officer of
7337 East Doubletree      Vice         Present          the ING Funds (November
Ranch Rd.                 President                     2004 - Present) and Executive
Scottsdale,                                             Vice President (March 2006 -
Arizona 85258                                           Present) of the ING Funds and
Age: 51                                                 ING Investments, LLC(2), ING
                                                        Life Insurance and Annuity
                                                        Company and Directed
                          Chief        November 2004 -  Services, Inc. (March 2006 -
                          Compliance   Present          Present). Formerly, Vice
                          Officer                       President, Chief Legal
                                                        Counsel, Chief Compliance
                                                        Officer and Secretary of
                                                        Atlas Securities, Inc., Atlas
                                                        Advisers, Inc. and Atlas
                                                        Funds (October 2001- October
                                                        2004); and Chief Operating
                                                        Officer and General Counsel
                                                        of Matthews International
                                                        Capital Management LLC and
                                                        Vice President and Secretary
                                                        of Matthews International
                                                        Funds (August 1999-
                                                        May 2001).

ROBERT S. NAKA            Executive    March 2006 -     Executive Vice President and
7337 East Doubletree      Vice         Present          Chief Operating Officer, ING
Ranch Rd.                 President                     Funds Services, LLC(3) and
Scottsdale,               and Chief                     ING Investments, LLC(2)
Arizona 85258             Operating                     (March 2006 - Present); and
Age: 43                   Officer                       Assistant Secretary, ING
                                                        Funds Services, LLC(3)
                                                        (October 2001 - Present).
                          Assistant    January 2001 -   Formerly, Senior Vice
                          Secretary    Present          President (August 1999 -
                                                        March 2006).

TODD MODIC                Senior Vice  March 2005 -     Senior Vice President, ING
7337 East Doubletree      President,   Present          Fund Services, LLC(3) (April
Ranch Rd.                 Chief/                        2005 - Present). Formerly,
Scottsdale,               Principal                     Vice President, ING Funds
Arizona 85258             Financial                     Services, LLC(3) (September
Age: 38                   Officer and                   2002 - March 2005); and
                          Assistant                     Director of Financial
                          Secretary                     Reporting, ING Investments,
                                                        LLC(2)(March 2001 -
                                                        September 2002).

DANIEL A. NORMAN          Senior Vice  January 2001 -   Senior Vice President
7337 East Doubletree      President    Present)         (January 2003 - Present and
Ranch Rd.                 and                           Senior Portfolio Manager in
                          Treasurer                     the ING Senior Debt Group
                                                        (January 2003 - Present), ING
                                                        Investment

                          POSITION(S)  TERM OF OFFICE
                          HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -
NAME, ADDRESS AND AGE     THE FUND     TIME SERVED(1)   DURING THE LAST FIVE YEARS
--------------------------------------------------------------------------------------
Scottsdale,                                             Management Co. Formerly,
Arizona 85258                                           Senior Vice President and
Age: 48                                                 Senior Portfolio Manager in
                                                        the Senior Floating Rate Loan
                                                        Group, ING Investments, LLC
                                                        (April 1995 - August of 2003).

WILLIAM H. RIVOIR III     Senior Vice  January 2001 -   Senior Vice President and
7337 East Doubletree      President    Present          Assistant Secretary, (March
Ranch Rd.                 and                           2006 - Present), ING
Scottsdale,               Assistant                     Investment Management Co.
Arizona 85258             Secretary                     Formerly, Counsel, ING USFS
Age: 55                                                 Law Department (January
                                                        2003 - December 2003); and
                                                        Senior Vice President, ING
                                                        Investments, LLC(2) (June
                                                        1998 - December 2002).

CURTIS F. LEE             Senior Vice  February 2001 -  Senior Vice President and
7337 East Doubletree      President    Present          Chief Credit Officer in the
Ranch Rd.                 and Chief                     ING Senior Debt Group of
Scottsdale,               Credit                        (January 2003 - Present), ING
Arizona 85258             Officer                       Investment Management Co..
Age: 52                                                 Formerly, Vice President and
                                                        Senior Credit Officer in the
                                                        Senior Floating Loan Group of
                                                        ING Investments, LLC
                                                        (September 1999 - August of
                                                        2003).

KIMBERLY A. ANDERSON      Senior Vice  November 2003 -  Senior Vice President and
7337 East Doubletree      President    Present          Assistant Secretary (October
Ranch Rd.                                               2003 - Present), ING
Scottsdale,                                             Investments, LLC(2).
Arizona 85258                                           Formerly, Vice President and
Age: 41                                                 Assistant Secretary, ING
                                                        Investments, LLC(2) (October
                                                        2001 - October 2003).

JEFFREY A. BAKALAR        Senior Vice  January 2001 -   Senior Vice President and
7337 East Doubletree      President    Present          Senior Portfolio Manager in
Ranch Rd.                                               the ING Senior Debt Group
Scottsdale,                                             (January 2003 - Present) ING
Arizona 85258                                           Investment Management Co.
Age: 46                                                 Formerly, Senior Vice
                                                        President and Senior
                                                        Portfolio Manager in the
                                                        Senior Floating Loan Group of
                                                        ING Investments, LLC
                                                        (November 1999 - August of
                                                        2003).

ELLIOT A. ROSEN           Senior Vice  May 2002 -       Senior Vice President in the
7337 East Doubletree      President    Present          ING Senior Debt Group of ING
Ranch Rd.                                               Investment Management Co.
Scottsdale,                                             (January 2003 - Present).
Arizona 85258                                           Formerly, Senior Vice
Age: 53                                                 President in the Senior
                                                        Floating Loan Group of ING
                                                        Investments, LLC (February
                                                        1999 - August of 2003).

ERNEST J. C'DEBACA        Senior Vice  May 2006 -       Senior Vice President, ING
7337 East Doubletree      President    Present          Funds Services, LLC (April
Ranch Rd.                                               2006 - Present); Counsel, ING
Scottsdale,                                             U.S. Financial Services
Arizona 85258                                           (January 2004 - March 2006);
Age: 36                                                 Attorney - Adviser, U.S.
                                                        Securities and Exchange
                                                        Commission (May 2001 -
                                                        December 2003)

ROBERT TERRIS             Senior Vice  May 2006 -       Senior Vice President of
7337 East Doubletree      President    present          Operations, ING Funds
Ranch Rd.                                               Services LLC, (May 2006 -
Scottsdale,                                             present); formerly, Vice
Arizona 85258                                           President of Administration,
Age: 35                                                 ING Funds Services, LLC
                                                        (September 2001 - May 2006).

MARIA M. ANDERSON         Vice         September        Vice President, ING Funds
7337 East Doubletree      President    2004 - Present   Services, LLC(3) (September
Ranch Rd.                                               2004 - Present). Formerly,
Scottsdale,                                             Assistant Vice President, ING
Arizona 85258                                           Funds Services, LLC(3)
Age: 48                                                 (October 2001 - September
                                                        2004); and Manager of Fund
                                                        Accounting and Fund
                                                        Compliance, ING Investments,
                                                        LLC(2) (September 1999 -
                                                        October 2001).

MARY A. GASTON            Vice         March 2005 -     Vice President, ING Funds
7337 East Doubletree      President    Present          Services, LLC(3) (April
Ranch Rd.                                               2005 - Present). Formerly,
Scottsdale,                                             Assistant Vice President,
Arizona 85258                                           Financial Reporting, ING
Age: 40                                                 Funds Services, LLC(3)
                                                        (April 2004 - April 2005);
                                                        Manager, Financial Reporting,
                                                        ING Funds Services, LLC(3)
                                                        (August 2002 - April 2004);
                                                        and Controller Z Seven Fund,
                                                        Inc. and Ziskin Asset
                                                        Management, Inc. (January
                                                        2000 - March 2002).

                          POSITION(S)  TERM OF OFFICE
                          HELD WITH    AND LENGTH OF    PRINCIPAL OCCUPATION(S) -
NAME, ADDRESS AND AGE     THE FUND     TIME SERVED(1)   DURING THE LAST FIVE YEARS
--------------------------------------------------------------------------------------
LAUREN D. BENSINGER       Vice         August 2003 -    Vice President and Chief
7337 East Doubletree      President    Present          Compliance Officer, ING Funds
Ranch Rd.                                               Distributor, LLC(4) (July
Scottsdale,                                             1995 - Present); and Vice
Arizona 85258                                           President (February 1996 -
Age: 52                                                 Present) and Director of
                                                        Compliance (October 2004 -
                                                        Present), ING Investments,
                                                        LLC(2). Formerly, Chief
                                                        Compliance Officer, ING
                                                        Investments, LLC(2)
                                                        (October 2001 - October
                                                        2004).

ROBYN L. ICHILOV          Vice         January 2001 -   Vice President and Treasurer,
7337 East Doubletree      President    Present          ING Funds Services, LLC(3)
Ranch Rd.                                               (October 2001 - Present) and
Scottsdale,                                             ING Investments, LLC(2)
Arizona 85258                                           (August 1997 - Present).
Age: 38

KIMBERLY K. PALMER        Vice         March 2006 -     Vice President, ING Funds
7337 East Doubletree      President    Present          Services, LLC(3) (March
Ranch Rd.                                               2006 - Present). Formerly,
Scottsdale,                                             Assistant Vice President, ING
Arizona 85258                                           Funds Services, LLC(3)
Age: 49                                                 (August 2004 - March 2006);
                                                        Manager, Registration
                                                        Statements, ING Funds
                                                        Services, LLC(3) (May 2003 -
                                                        August 2004); Associate
                                                        Partner, AMVESCAP PLC
                                                        (October 2000 - May 2003);
                                                        and Director of Federal
                                                        Filings and Blue Sky Filings,
                                                        INVESCO Funds Group, Inc.
                                                        (March 1994 - May 2003).

SUSAN P. KINENS           Assistant    February 2003 -  Assistant Vice President,
7337 East Doubletree      Vice         Present          ING Funds Services, LLC(3)
Ranch Rd.                 President                     (December 2002 - Present);
Scottsdale,                                             and has held various other
Arizona 85258                                           positions with ING Funds
Age: 29                                                 Services, LLC(3) for more
                                                        than the last five years.

HUEY P. FALGOUT, Jr.      Secretary    August 2003 -    Chief Counsel, ING Americas
7337 East Doubletree                   Present          U.S. Legal Services
Ranch Rd.                                               (September 2003 - Present).
Scottsdale, AZ 85258                                    Formerly, Counsel, ING
Age: 42                                                 Americas U.S. Legal Services
                                                        (November 2002 - September
                                                        2003); and Associate General
                                                        Counsel of AIG American
                                                        General (January 1999 -
                                                        November 2002).

THERESA K. KELETY         Assistant    August 2003 -    Counsel, ING Americas U.S.
7337 East Doubletree      Secretary    Present          Legal Services (April 2003 -
Ranch Rd.                                               Present). Formerly, Senior
Scottsdale, AZ 85258                                    Associate with Shearman &
Age: 43                                                 Sterling (February 2000 -
                                                        April 2003).

HEALY A. WEBB             Assistant    May 2006 -       Managing Paralegal, ING Funds
7337 East Doubletree      Secretary    Present          Services, LLC (May 2006 -
Ranch Rd.                                               Present); Supervisor, ING
Scottsdale,                                             Funds Services, LLC (August
Arizona 85258                                           2005 - May 2006); Project
Age: 36                                                 Manager, ING Funds Services,
                                                        LLC (February 2002 - August
                                                        2005); Fund Administration
                                                        and Compliance Associate,
                                                        Capital Research and
                                                        Management Company (August
                                                        1998 - January 2002)


    (1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
    (2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
    (3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC.
        ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
    (4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD

     The Board of Trustees of the Fund ("Board") governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

FREQUENCY OF BOARD MEETINGS


     The Board currently conducts regular meetings eight (8) times a year. The Audit and Valuation, Proxy and Brokerage Committees also meet regularly four
(4) times per year, the Investment Review Committee meets six (6) times per year, the Contracts Committee meets seven (7) times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

BOARD COMMITTEES

     EXECUTIVE COMMITTEE. An Executive Committee of the Board was formed in order to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of two (2) Independent Trustees and one
(1) Trustee who is an "interested person" as defined in the 1940 Act. The following Trustees serve as members of the Executive Committee: Messrs. Turner, Vincent and Patton. Mr. Patton serves as Chairperson of the Executive Committee. The Executive Committee held two (2) meetings during the fiscal year ended February 28, 2006.

     AUDIT COMMITTEE. The Board has an Audit Committee whose functions include, among others, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of five
(5) Independent Trustees: Ms. Pressler and Messrs. Earley, Kenny, Vincent and Putnam. Mr. Earley serves as Chairperson of the Audit Committee. The Audit Committee held five (5) meetings during the fiscal year ended February 28, 2006.

     VALUATION, PROXY AND BROKERAGE COMMITTEE. The Board has a Valuation, Proxy and Brokerage Committee (formerly the Valuation and Proxy Voting Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available, overseeing management's administration of proxy voting and overseeing the effectiveness of the Adviser's usage of the Fund's brokerage and the Adviser's compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions. The Valuation, Proxy and Brokerage Committee currently consists of five (5) Independent Trustees:
Ms. Chadwick, Dr. Gitenstein and Messrs. May, Patton, and Boyer. Mr. May serves as Chairperson of the Valuation, Proxy and Brokerage Committee. The Valuation, Proxy and Brokerage Committee held four (4) meetings during the fiscal year ended February 28, 2006.

     NOMINATING AND GOVERNANCE COMMITTEE. The Board has established a Nominating and Governance Committee (formerly the Nominating Committee) for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board;
(2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary;
(3) monitoring regulatory developments and recommending modifications to the Committee's responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustees policies and procedures based on rule changes and "best practices" in corporate governance;
(5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board's annual self evaluation process.

     In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund's Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Trustee: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

     The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely, any such submission must be delivered to the Fund's Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

     The Nominating and Governance Committee consists of five (5) Independent
Trustees: Dr. Gitenstein and Messrs. Kenny, May, Patton and Vincent. Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee held seven (7) meetings during the fiscal year ended February 28, 2006.

     INVESTMENT REVIEW COMMITTEE. The Board has established an Investment Review Committee to, among other things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Investment Review Committee for the Domestic Equity Funds currently consists of five
(5) Independent Trustees and one (1) Trustee who is an "interested person," as defined in the 1940 Act: Ms. Chadwick and Messrs. Kenny, Putnam, Earley, Turner and Vincent. Mr. Vincent serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds. The Investment Review Committee for the Domestic Equity Funds held six (6) meetings during the fiscal year ended February 28, 2006. The Investment Review Committee for the International/ Balanced/Fixed Income Funds (formerly, the International Equity and Fixed
Income Funds currently consists of five (5) Independent Trustees:
Dr. Gitenstein, Ms. Pressler and Messrs. Patton, May, and Boyer. Mr. Patton serves as Chairperson of the Investment Review Committee for the International/ Balanced/Fixed Income Funds (formerly, the International Equity and Fixed Income Funds). The Investment Review Committee for the International/Balanced/Fixed Income Funds (formerly, the International Equity and Fixed Income Funds) held six (6) meetings during the fiscal year ended February 28, 2006.

     COMPLIANCE COMMITTEE. The Board has established a Compliance Committee for the purpose of, among other things, coordinating activities between the Board and the Chief Compliance Officer ("CCO") of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Compliance Committee currently consists of five (5) Independent Trustees:

Messrs. Boyer, Earley, Kenny, Putnam and Patton. Mr. Kenny serves as Chairperson of the Compliance Committee. The Compliance Committee held seven (7) meetings during the fiscal year ended February 28, 2006.

     CONTRACTS COMMITTEE. The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals;
(2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;
(3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee currently consists of seven
(7) Independent Trustees: Ms. Chadwick, Ms. Pressler and Messrs. Boyer, May, Patton, Vincent and Kenny. Mr. Vincent serves as Chairperson of the Contracts Committee. The Contracts Committee held eight (8) meetings during the fiscal year ended February 28, 2006.


TRUSTEE OWNERSHIP OF SECURITIES

     SHARE OWNERSHIP POLICY


     In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board that the Independent Trustees own, beneficially, shares of one or more funds in the ING Family of Funds at all times ("Policy"). For purposes of this Policy, beneficial ownership of fund shares includes (a) ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund; and (b) shares associated with amounts deferred under an ING Funds' deferred compensation plan.

     Under this Policy, the initial value of investments in the ING Family of Funds that are directly or indirectly beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Policy.

     The following table describes each Trustee's ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities owned of all Funds for the calendar year ended December 31, 2005.


                                                 AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                          DOLLAR RANGE OF      REGISTERED INVESTMENT
                         EQUITY SECURITIES     COMPANIES OVERSEEN BY
                         IN THE FUND AS OF       TRUSTEE IN FAMILY
   NAME OF TRUSTEE       DECEMBER 31, 2005    OF INVESTMENT COMPANIES
---------------------------------------------------------------------
INDEPENDENT TRUSTEES

John V. Boyer                   None                     N/A

Patricia W. Chadwick(1)         None                     N/A

J. Michael Earley               None              $50,001 - $100,000

R. Barbara Gitenstein           None              $50,001 - $100,000

                                       20

Patrick W. Kenny               None               $10,001 - $50,000(2)

Walter H. May                  None                  Over $100,000

Jock Patton              $10,001 - $50,000           Over $100,000

Sheryl K. Pressler(1)           $0                       N/A

David W. C. Putnam        Over $100,000              Over $100,000

Roger B. Vincent                $0                   Over $100,000
                                                  $10,001 - $50,000(2)

Richard A. Wedemeyer(3)  $10,000 - $50,000        $50,001 - $100,000

TRUSTEES WHO ARE INTERESTED PERSONS

Thomas J. McInerney(4)         None                  Over $100,000

John G. Turner                 None                  Over $100,000


     (1) Mses Chadwick and Pressler each commenced service as a Trustee on January 18, 2006.

     (2) Held in a deferred compensation account and/or a 401k account.
     (3) Mr. Wedemeyer retired as a Trustee on May 25, 2006.
     (4) Mr. McInerney resigned from the Board on April 28, 2006.


INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES


     Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2005.


                                      NAME OF
                                    OWNERS AND
                                  RELATIONSHIP TO    COMPANY    TITLE OF CLASS    VALUE OF     PERCENTAGE OF
     NAME OF TRUSTEE                  TRUSTEE                                    SECURITIES        CLASS
------------------------------------------------------------------------------------------------------------
John V. Boyer                           N/A            N/A           N/A             $0             N/A
Patricia W. Chadwick(1)                 N/A            N/A           N/A             $0             N/A
J. Michael Earley                       N/A            N/A           N/A             $0             N/A
R. Barbara Gitenstein                   N/A            N/A           N/A             $0             N/A
Patrick W. Kenny                        N/A            N/A           N/A             $0             N/A
Walter H. May                           N/A            N/A           N/A             $0             N/A
Jock Patton                             N/A            N/A           N/A             $0             N/A
David W. C. Putnam                      N/A            N/A           N/A             $0             N/A
Sheryl K. Pressler(1)                   N/A            N/A           N/A             $0             N/A
Roger B. Vincent                        N/A            N/A           N/A             $0             N/A
Richard A. Wedemeyer(2)                 N/A            N/A           N/A             $0             N/A


     (1) Mses. Chadwick and Pressler each commenced services as Trustee on January 18, 2006.
     (2) Mr. Wedemeyer retired retired as a Trustee on May 25, 2006.

COMPENSATION OF TRUSTEES

     Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each Independent Trustee is compensated for his or her services according to a fee schedule and receives a fee that consists of an annual retainer component and a meeting fee component. The Fund pays each Trustee who is not an interested person a PRO RATA share, as described below, of: (i) an annual retainer of $45,000 (Messrs. Patton, Earley, May, Boyer, Kenny and Dr. Gitenstein as Chairpersons of Committees of the Board, each receives an additional annual retainer of

$30,000, $20,000, $10,000, $20,000, $10,000 and $10,000(i), respectively.
Additionally, as Chairperson of the Investment Review and Contracts Committees, Mr. Vincent receives an additional retainer of $20,000 and $15,000, respectively); (ii) $7,000 for each in person meeting of the Board (Mr. Patton, as Chairperson of the Board, receives an additional $1,000 for each Board Meeting); (iii) $3,000 per attendance of any committee meeting (Chairpersons of committees of the Board receive an additional $1,000 for each committee meeting); (iv) $2,000 per special telephonic meeting; and (v) out-of-pocket expenses. The PRO RATA share paid by the Fund is based on the Fund's average net assets as a percentage of the average net assets of all the funds managed by the Adviser or its affiliates, Directed Services, Inc. and ING Life Insurance and Annuity Company for which the Trustees serve in common as Trustees/Directors.

     The following table sets forth information provided by the Fund's Adviser regarding the compensation of Trustees by the Fund and other funds managed by ING Investments, LLC and its affiliates for the fiscal year ended February 28, 2006. Officers of the Fund and Trustees who are interested persons of the Fund do not receive any compensation from the Fund or any other funds managed by the Adviser.

(1) The Chairperson for the Nominating and Governance Committee is paid on a quarterly basis and only if the Nominating and Governance Committee has been active for that quarter. The compensation per quarter to the Chairperson is $2,500, which if the Nominating and Governance Committee has been active for all four quarters will result in the Chairperson receiving the full annual retainer of $10,000.

                               COMPENSATION TABLE


                                            PENSION OR                                 TOTAL
                                            RETIREMENT        ESTIMATED            COMPENSATION
                                             BENEFITS          ANNUAL              FROM FUND AND
                            AGGREGATE       ACCRUED AS        BENEFITS             FUND COMPLEX
                          COMPENSATION     PART OF FUND         UPON                  PAID TO
NAME AND POSITION           FROM FUND        EXPENSES       RETIREMENT(1)          TRUSTEES(2)(3)
-------------------------------------------------------------------------------------------------
John V. Boyer                $8,858            N/A              N/A                   $206,000
Trustee

Patricia W. Chadwick(4)       $274             N/A              N/A                    $7,000
Trustee

J. Michael Earley            $7,790            N/A              N/A                   $183,000
Trustee

R. Barbara Gitenstein        $7,217            N/A              N/A                   $170,000
Trustee

Patrick W. Kenny(5)          $6,482            N/A              N/A                   $158,000
Trustee

Walter H. May                $8,029            N/A              N/A                   $187,000
Trustee

Thomas J. McInerney(6)(7)      N/A             N/A              N/A                     N/A
Trustee

Jock Patton                  $10,860           N/A              N/A                   $254,000
Chairperson and Trustee

Sheryl K. Pressler(4)          $391            N/A              N/A                    $10,000
Trustee

David W.C. Putnam             $5,412           N/A              N/A                   $127,000
Trustee

John G. Turner(6)              N/A             N/A              N/A                      N/A
Trustee

                                       22

Roger B. Vincent(5)           $9,811           N/A              N/A                   $224,000
Trustee

Richard A. Wedemeyer          $8,810           N/A              N/A                   $205,000
Trustee


-----------------
     (1) The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service. The amount reflected is compensation from all funds in the Complex.

     (2) Trustee compensation includes compensation paid by funds that are not discussed in the Prospectus or SAI.


     (3) Represents compensation from 176 funds (total in complex as of May 31, 2006).

     (4) Mses Chadwick and Pressler each commenced services as Trustee on January 18, 2006.

     (5) During the fiscal year ended February 28, 2006, Messrs. Kenny and Vincent deferred $15,468 and $19,509, respectively, of their compensation from the Fund Complex.

     (6) "Interested Persons," as defined by the Investment Company Act of 1940, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distibutor, LLC. Officers and Trustees who are interested persons do not receive any compensation from the Fund.

     (7) Mr. McInerney resigned from the Board on April 28, 2006.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of other shareholders. As of June 15, 2006 no person owned beneficially or of record more than 25% of the Fund.

     As of June 15, 2006 the Trustees and Officers of the Fund as a group owned less than 1% of any class of the Fund's outstanding shares. As of June 15, 2006, to the knowledge of the Fund, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except as follows:


                                   CLASS AND TYPE
       NAME/ADDRESS                 OF OWNERSHIP        PERCENTAGE OF CLASS        PERCENTAGE OF FUND
-----------------------------------------------------------------------------------------------------
 Charles Schwab & Co. Inc.            Class Q                 71.00%                     5.00%
  101 Montgomery Street
       11th Floor
    San Francisco, CA
         94104-4127

Wells Fargo Investments, LLC          Class Q                  7.00%                     0.50%
    625 Marquette Avenue
         13th Floor
       Minneapolis, MN
         55402-2308


                                     ADVISER

     The investment adviser for the Fund is ING Investments, LLC ("ING Investments" or "Adviser"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Board, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management Co. ("Sub-Adviser" or "ING IM"). ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

     On February 26, 2001, the name of the Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Adviser was changed from ING Pilgrim Investments, LLC to ING Investments, LLC.

     ING Investments serves pursuant to an investment advisory agreement ("Advisory Agreement") between ING Investments and the Fund. The Advisory Agreement requires ING Investments to oversee the provisions of all investment advisory and portfolio management services of the Fund. Pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") ING Investments has delegated certain management responsibilities to the Sub-Adviser of the Fund. ING Investments oversees the investment management of the Sub-Adviser.

     The Advisory Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Advisory Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     On August 1, 2003, ING underwent an internal reorganization plan that, among other things, integrated certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING IM. One of the primary purposes of the integration plan was to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Fund. As a result of this integration plan, the operational and supervisory functions of the Fund's Advisory Agreement were separated from the portfolio management functions related to the Fund, with the former continuing to be provided by the Adviser and the latter provided by ING IM. The portfolio management personnel currently employed by ING Investments became employees of ING IM, which assumed primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities.

     After an initial term of two years, the Advisory Agreement and Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Adviser or Sub-Adviser, as the case may be, by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The use of the name ING in the Fund's name is pursuant to the Advisory Agreement between the Fund and the Adviser, and in the event that the Advisory Agreement is terminated, the Fund has agreed to amend its Agreement and Declaration of Trust to remove the reference to ING.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

     For more information regarding the Board's approval of the investment advisory and investment sub-advisory relationships for the Fund, please refer to the Fund's annual shareholder report dated February 28, 2006.

                                  ADVISORY FEES

     ING Investments bears the expense of providing its services and pays the fees of ING IM. For its services, the Fund pays ING Investments, expressed as an annual rate, a monthly fee in arrears equal to 0.80% of the average daily Managed Assets of the Fund during the month.

     For the fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, ING Investments was paid $18,821,167, $ 10,641,960 and $ 3,534,357 , respectively, for services rendered to the Fund.

                                   SUB-ADVISER

     The Advisory Agreement for the Fund provides that ING Investments, with the approval of the Fund's Board, may select and employ an investment adviser to serve as a sub-adviser to the Fund, shall monitor the sub-adviser's investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. ING Investments pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to the sub-adviser, and executive salaries and expenses of the Trustees and Officers of the Fund who are employees of ING Investments or its affiliates. The sub-adviser pays all of its expenses arising from the performance of its obligations under the sub-advisory Agreement.

     ING IM serves as the Sub-Adviser to the Fund pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") between ING Investments and ING IM, effective August 1, 2003. The Sub-Advisory Agreement requires ING IM to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Sub-Advisory Agreement also requires ING IM to use reasonable compliance techniques as the Sub-Adviser or the Board may reasonably adopt, including any written compliance procedures.

     The Sub-Advisory Agreement may be terminated at any time by the Fund by a vote of the majority of the Board or by a vote of a majority of the outstanding securities. The Sub-Advisory Agreement also may be terminated by: (i) ING Investments at any time, upon sixty (60) days' written notice to the Fund and the Sub-Adviser; (ii) at any time, without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to ING Investments and the Sub-Adviser; or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Fund or ING Investments request additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow the additional time, requested by the Fund or ING Investments, not to exceed three (3) additional months beyond the initial three (3) month notice period; provided, however, that the Sub-Adviser may terminate the Sub-Advisory Agreement at any time without penalty, effective upon written notice to ING Investments and the Fund, in the event either the Sub-Adviser (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations under the Sub-Advisory Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from ING Investments or the Fund as required by the terms of the Sub-Advisory Agreement. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual appoval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement will terminate automatically in the event of an assignment (as defined in the 1940 Act).

     In this capacity, ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time.

                                SUB-ADVISORY FEES

     Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments. For its services, ING IM is entitled to receive a sub-advisory fee of 0.36% from the Fund, expressed as an annual rate based on the average daily Managed Assets of the Fund, and paid by the Adviser.

     For the fiscal year ended February 28, 2006, February 28, 2005 and the seven-month period ended February 29, 2004, ING Investments paid ING IM, in its capacity as Sub-Adviser $8,469,525, $4,788,717 and $1,073,879, respectively, in sub-advisory fees.

PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED


     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of February 28, 2006.


               REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
               COMPANIES                    VEHICLES                    OTHER ACCOUNTS*
               -----------------------------------------------------------------------------------
 PORTFOLIO     NUMBER OF   TOTAL ASSETS     NUMBER OF   TOTAL ASSETS    NUMBER OF    TOTAL ASSETS
 MANAGER       ACCOUNTS    (IN BILLIONS)    ACCOUNTS    (IN BILLIONS)   ACCOUNTS     (IN BILLIONS)
--------------------------------------------------------------------------------------------------
Daniel A.          2          $4.5             10           $1.0            0            N/A
Norman

Jeffrey A.         2          $4.5             10           $1.0            0            N/A
Bakalar

Curtis F.          2          $4.5             10           $1.0            0            N/A
Lee


* None of these accounts have an advisory fee based on the performance of the account.

POTENTIAL CONFLICTS OF INTEREST


     A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

     A potential conflict of interest may arise as a result of the portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

     A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

     A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

     As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.


     Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS


     Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM's performance, 3 and 5 year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts they are responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

     Portfolio managers are also eligible to participate in an annual cash incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has a defined index, the Standard & Poor's ("S&P's") LSTA Leveraged Loan Index and, where applicable, peer groups including but not limited to Russell, Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts' net assets not attributable to changes in the value of the accounts' investments) for all accounts managed by the team. The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.


     Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% revenue).


     Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

     Portfolio managers whose fixed base salary compensation exceeds a particular threshold may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.


PORTFOLIO MANAGER OWNERSHIP OF SECURITIES


     The following table shows the dollar range of shares of the Fund owned by each team member as of February 28, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.


PORTFOLIO MANAGER                             DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------
Daniel A. Norman                              None
Jeffrey A. Bakalar                            None
Curtis F. Lee                                 None

                                  ADMINISTRATOR

     ING Funds Services, LLC ("Administrator" or "ING Funds Services ") serves as Administrator for the Fund pursuant to an Administrative Services Agreement. In connection with its administration of the corporate affairs of the Fund, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Fund and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or ING Investments; costs to prepare information; determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Fund's books and records that are not maintained by ING Investments, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any repurchase offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund's business other than those assumed by the Fund, as described below.

     Except as indicated immediately above and under the section "Adviser,", the Fund is responsible for the payment of its expenses including: the fees payable to ING Investments; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.

     For the fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004 the Administrator was paid $2,352,646, $1,330,245 and $441,795, respectively, for services rendered to the Fund.

                                   DISTRIBUTOR

     Shares of the Fund are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or "Distributor") pursuant to an underwriting and distribution services agreement ("Distribution Agreement"), between the Fund and the Distributor. ING Funds Distributor, an affiliate of ING Investments and the Administrator, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distributor bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the Prospectus and annual and semi-annual shareholder reports to be set in type and printed for existing shareholders, and the Distributor pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs.


     The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by the Distributor upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board, and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a majority of the outstanding voting securities of the class of the Fund, as defined under the 1940 Act.


     In addition to paying fees under the Fund's Distribution Agreement, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of ING Investments (such as ING Funds Services) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401k sub-accounting services, networking fees, and omnibus account servicing fees.

     The Distributor has agreed to waive the service fee for Class B Common Shares. The expense waiver will continue through at least February 28, 2006. There is no guarantee that this waiver will continue after that date.

     For the fiscal years ended February 28, 2006, February 28, 2005, and February 29, 2004, the Distributor was paid $10,465,554, $6,853,556 and $1,962,635 respectively, for services rendered to the Fund.

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund's most recent fiscal year:


                         NET UNDERWRITING       COMPENSATION ON
NAME OF PRINCIPAL         DISCOUNTS AND         REDEMPTIONS AND       BROKERAGE             OTHER
  UNDERWRITER              COMMISSIONS            REPURCHASES        COMMISSIONS         COMPENSATION
-----------------------------------------------------------------------------------------------------
   ING Funds
 Distributor, LLC            $314,213               $592,512            $5,739                $0


     The Distributor may, at its discretion, pay additional cash compensation to its employee sales staff for sales by certain broker-dealers or "focus firms." The Distributor may pay up to an additional 0.10% to its employee sales staff for sales that are made by registered representatives of these focus firms. As of the date of this SAI, the focus firms are: A.G. Edwards & Sons, Inc.; Advantage Capital Corporation; AIG Financial Advisors, Inc.; American General Securities, Inc.; Banc of America Investment Services, Inc.; Banc of America Securities LLC; Banc One Securities Corporation; Chase Investment Services; Citigroup Global Markets, Inc.; Citistreet Equities LLC; Financial Network Investment Corporation; FSC Securities Corporation; H & R Block Financial Advisors LLC; ING Financial Partners, Inc.; JP Morgan Investment, LLC; JP Morgan Securities, Inc.; Linsco Private Ledger Financial Services; Merrill Lynch, Morgan Stanley & Co, Inc.; Morgan Stanley Dean Witter; Multi-Financial Securities Corporation; PrimeVest Financial Services, Inc.; Prudential Investment Management Services, LLC; Prudential Retirement Brokerage Services, Inc.; Prudential Securities; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; RBC Dain Rauscher, Inc.; Royal Alliance Associates, Inc.; UBS Financial Services, Inc.; Wachovia Bank; Wachovia Brokerage Services, Inc.; Wachovia Securities Financial Network, Inc.; Wachovia Securities LLC.; Wells Fargo Bank; Wells Fargo Bank N.A.; and Wells Fargo Investments LLC.

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures, which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation, Proxy and Brokerage Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of the Adviser, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).


                                 CODE OF ETHICS


     The Fund, the Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics ("Code of Ethics" or written supervisory procedures) governing personal trading activities of all Trustees, Officers of the Fund and the Distributor, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund's shares. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

     The Code of Ethics may be reviewed and copied at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090. The Code of Ethics is available on the SEC's website (http://www.sec.gov) and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section at the address listed above.

                             PORTFOLIO TRANSACTIONS

     The Fund will generally have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in Senior Loans. The remaining assets of the Fund will generally consist of floating rate unsecured loans, floating rate subordinated loans, corporate debt securities, loans to foreign borrowers, equity securities acquired in connection with the purchase of loans and in other investment companies such as money market funds. The remaining assets may also consist of cash and short-term debt instruments. The Fund will acquire investments from and sell investments to banks, insurance companies, finance companies, and other investment companies and private investment funds. The Fund may also purchase investments from and sell investments to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Fund's interest in a particular investment will terminate when the Fund receives full payment on the loan or sells an investment in the secondary market. Costs associated with purchasing or selling investments in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.


     Purchases and sales of short-term debt and other financial instruments for the Fund's portfolio usually are principal transactions, and normally the Fund will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.


     The Advisory Agreement or Sub-Advisory Agreement authorizes the Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Advisory Agreement or Sub-Advisory Agreement, the Adviser or Sub-Adviser determines, subject to the instructions of and review by the Fund's Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Adviser or Sub-Adviser will use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, capital commitment, the firm's risk in positioning a block of securities and other factors. While the Adviser or Sub-Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Fund. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. The Adviser or Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Fund and were useful to the Adviser or Sub-Adviser in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Adviser or the Sub-Adviser under the Advisory Agreement or Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. The expenses of the Adviser or Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Adviser or Sub-Adviser may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for the Adviser or Sub-Adviser or other entities advised by the Adviser or Sub-Adviser will be considered by and may be useful to the Adviser or Sub-Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), the Adviser or Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services (as defined in the 1934 Act) to the Adviser or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and not the Adviser or Sub-Adviser.

     For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases and equipment to retrieve such data, credit rating services, brokerage analysts earning estimates, computerized links to current market data, hardware and software dedicated to research, and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or Sub-Adviser places the Fund's securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Adviser do not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Adviser will necessarily be useful and of value in managing the Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In addition, in negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

     The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Adviser or Sub-Adviser. To the extent certain services which the Fund is obligated to pay for under the Advisory Agreement or Sub-Advisory Agreement are performed by the Adviser or Sub-Adviser, the Fund will reimburse the Adviser or Sub-Adviser for the costs of personnel involved in placing orders for the execution of portfolio transactions.

     Brokerage commissions paid by the Fund for the fiscal year ended February 28, 2006, February 28, 2005 and February 29, 2004, was $[ ], $0 and $3,301,
respectively. There were no brokerage commissions paid by the Fund for the fiscal year ended February 28, 2003.

     Of the total commissions paid during the fiscal years ended February 28, 2006, February 28, 2005 and February 29, 2004, $0 was paid to firms which provided research, statistical or other services to the Adviser.

                             PORTFOLIO TURNOVER RATE


     A change in securities held in the portfolio of the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Fund cannot accurately predict its turnover rate, however the rate will be higher when the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase expenses and may involve realization of capital gains by the Fund. The Fund's historical turnover rates are included in the Financial Highlights table in the Prospectus.


     The annual rate of the Fund's total portfolio turnover for the fiscal year ended February 28, 2006, February 28, 2005 and February 29, 2004, was 82%, 82% and 72%, respectively. The annual turnover rate of the Fund is generally expected to be between 25% and 100%, although as part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Fund also includes loans on which the Fund has received full or partial payment. The Adviser believes that full and partial payments on loans generally comprise approximately 25% to 75% of the Fund's total portfolio turnover each year.

                         ADDITIONAL PURCHASE INFORMATION


     If you invest in the Fund through a financial intermediary, you may be charged a commsssion or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

SPECIAL PURCHASES AT NET ASSET VALUE - CLASS A

     Class A shares of the Fund may be purchased at NAV, without a sales charge, by persons who have offered for repurchase their Class A Shares of the Fund or redeemed their Class A Shares of another ING Fund within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the repurchase or redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the repurchase or redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the repurchase or redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A Shares of the Fund may also be purchased at NAV by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Fund (or an open-end ING Fund), the Distributor may pay the selling firm 0.25% of the Offering Price.

     Shareholders of ING Classic Money Market Fund who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A Shares of the Fund at its current NAV, without a sales charge.


     The Officers, Trustees and bona fide full-time employees of the Fund and the officers, directors and full-time employees of the Adviser, the Sub-Adviser, the Distributor, any service provider to the Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Adviser or Sub-Adviser, may purchase Class A Shares of the Fund at NAV without a sales charge. Such purchasers may be required to sign a letter stating that the purchase is for his or her own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at NAV without any commission or concession.

     Class A Shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of an open-end fund managed by the Adviser or from ING Prime Rate Trust.

     Class A Shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Fund or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Fund; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts");
(vi) any registered investment company for which the Adviser serves as adviser;
(vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in the Fund or through an unregistered separate account sponsored by ING Life Insurance and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

     The Fund may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION- CLASS A


     An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund by completing the Letter of Intent section of the Shareholder Application in the Prospectus ("Letter of Intent" or "Letter). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. Those holdings will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one ING Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. Any shares of the shareholder repurchased by the Fund during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less amounts repurchased by the Fund) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 2.50% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the purchaser's monthly statement; income and capital gain distributions on the escrowed shares will be paid directly to the investor. The escrowed shares will not be available for repurchase by the Fund until the Letter of Intent has been completed, or the higher sales charge paid. When the total purchases, less repurchases by the Fund, equal the amount specified under the Letter of Intent, the shares in escrow will be released. If the total purchases, less repurchases by the Fund, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less repurchases by the Fund, are less than the amount specified under the Letter of Intent, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, an appropriate number of shares in escrow will be repurchased by the Fund at the next monthly repurchase to realize such difference. If the proceeds from a total repurchase of the escrowed shares are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total repurchase of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the repurchase and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his or her attorney-in-fact with full power of substitution to surrender for repurchase any or all escrowed shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and liqudate shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that the Letter of Intent is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of open-end funds distributed by the Distributor can be combined with a current purchase of shares of the Fund to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor,
(ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plan qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also applies on a non-cumulative basis to purchases made at one time by the customers of a single dealer in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Fund and open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent privilege, shares held by investors in the ING Funds which impose an EWC or CDSC may be combined with Class A shares for a reduced sales charge but will not affect any EWC or CDSC which may be imposed upon the redemption of shares of a Fund which imposes an EWC or CDSC.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Northstar family of funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative NAV's per share of the two Classes.




                             LIQUIDITY REQUIREMENTS


     From the time that the Fund sends a notification to shareholders until the Repurchase Payment Deadline (as defined in the Fund's repurchase offer documents), the Fund will maintain a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (as defined in the Fund's repurchase offer documents) in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the next Repurchase Payment Deadline (as defined in the Fund's repurchase offer documents); or (b) that mature by the next Repurchase Payment Deadline. In the event that the Fund's assets fail to comply with this requirement, the Board will cause the Fund to take such action as the Board deems appropriate to ensure compliance.

                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund will elect each year to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("Code"). As a RIC, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.


     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a RIC must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified, publicly traded partnership land other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or of one or more qualified publically traded partnerships.


     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

     In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid federal income and excise taxes.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders.

     If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES


     A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the RIC during those years.


     The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

DISTRIBUTIONS

     The Fund anticipates distributing all or substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 15%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividend income is 15%. The rate reductions do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.

     Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.


     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Fund with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

REPURCHASE OF SHARES

     Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer. A sale of Fund shares pursuant to a repurchase offer will be treated as a taxable sale or exchange of the Fund shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is substantially disproportionate or (iii) is treated as a distribution that is not essentially equivalent to a dividend. A substantially disproportionate distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after taking into account all shares sold under the repurchase offer. A distribution not essentially equivalent to a dividend requires that there be a meaningful reduction in the shareholder's interest, which should be the case if the shareholder has a minimal proportionate interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     The Fund intends to take the position that sales of Fund shares pursuant to a repurchase offer will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Fund shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than one year. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. All or a portion of any loss realized on a sale may also be disallowed if the shareholder acquires other Fund shares within 30 days before or after the sale and, in such a case, the basis of the acquired shares would then be adjusted to reflect the disallowed loss.

     If a sale of Fund shares pursuant to a repurchase offer is not treated as a sale or exchange, then the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. For individuals, any dividend received as a result of a repurchase should be taxed at 15%. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a risk that a constructive dividend may be considered to be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. In addition, to the extent that the price under a repurchase offer includes any unrealized gains, non-tendering shareholders would be taxed if and when the Fund recognizes and distributes such gains.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.


     However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such divdends are attributable to qualified interest and/or net short-term capital gains, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to witholding.


     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. See "Distributions."

     Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.


                        ADVERTISING AND PERFORMANCE DATA


ADVERTISING

     From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, the number of loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc., Standard & Poor's, Portfolio Management Data (a division of Standard & Poor's), Moody's, Bloomberg or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed-income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the SEC. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.


     Reports and promotional literature may also contain the following information: (i) number of shareholders; (ii) average account size;
(iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.


     In addition, reports and promotional literature may contain information concerning the Adviser, ING Groep, the portfolio managers, the Administrator or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Groep; (iv) the past performance of ING Groep and ING Funds Services; (v) the past performance of other funds managed by the Adviser; (vi) quotes from a portfolio manager of the Fund or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Adviser or Sub-Adviser.

     The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR,
(ii) the federal funds rate, (iii) the prime rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (v) yield data published by Lipper, Bloomberg or other industry sources, or (vi) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to fixed income investments. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.


     The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussion of other investment companies in the ING Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

PERFORMANCE DATA

     The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

     The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.


     Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                                    CUSTODIAN


     State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 has been retained to act as the custodian for the Fund. State Street Bank and Trust Company does not have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                                  LEGAL COUNSEL


     Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, NW, Washington, DC 20006 and 30 Rockefeller Plaza, New York, NY 10122.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP, 99 High Street, Boston, Massachusetts 02110, currently serves as the independent registered public accounting firm for the Fund for the fiscal year ended February 28, 2006.


                              FINANCIAL STATEMENTS


The Financial Statements and the independent registered public accounting firm's reports thereon, appearing in the Fund's annual shareholder report for the period ended February 28, 2006 are incorporated by reference in this SAI. The Fund's annual and semi-annual shareholder reports are available at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, upon request and without charge by calling (800) 992-0180.

APPENDIX A

-------------------------------

                                    APPENDIX A

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES

                          EFFECTIVE DATE: JULY 10, 2003
                          REVISION DATE: MARCH 16, 2006

                                   ----------

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on EXHIBIT 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the equity assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by the Funds' Boards of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION, PROXY AND BROKERAGE COMMITTEE

The Boards hereby delegate to the Valuation, Proxy and Brokerage Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser (the "Adviser Procedures") are attached hereto as EXHIBIT 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee

----------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation, Proxy and Brokerage Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation, Proxy and Brokerage Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation, Proxy and Brokerage Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

Funds that are "funds-of-funds" will "echo" vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on EXHIBIT 1 attached hereto. This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a "feeder" fund in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund's proxy voting policies and procedures. As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in EXHIBIT 2. The Board hereby approves such procedures. All material changes to the Adviser Procedures must be approved by the Board or the Valuation, Proxy and Brokerage Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation, Proxy and Brokerage

Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in EXHIBIT 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For," "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures). As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

            If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Valuation, Proxy and Brokerage Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures). Upon Counsel's finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

            If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4.   Referrals to a Fund's Valuation, Proxy and Brokerage Committee

            A Fund's Valuation, Proxy and Brokerage Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator shall use best efforts to timely refer matters to a Fund's Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent's recommendation, unless the Agent's recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (I.E., a "Non-Vote").

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund's Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.   REPORTING AND RECORD RETENTION

Annually in August, each Fund that is not a feeder in a master/feeder structure will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website. No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund's proxy voting record as filed in the SEC's EDGAR database will be posted on the ING Funds website. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
             ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                               ING PARTNERS, INC.
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES

                                   ----------

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (the "Adviser Procedures") with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the "Procedures" or "Guidelines" and collectively the "Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

       Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers' affiliates as are deemed appropriate by the Proxy Group.

       Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is Institutional Shareholder Services, Inc. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with a Fund's Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group or a Fund's Valuation, Proxy and Brokerage Committee ("Committee").

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Group" or "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund's Procedures and Guidelines.

       A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent's recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

       For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund's Board.

       The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (each referred to herein as an "Investment Professional" and collectively, "Investment Professionals") may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that lending activity with respect to the relevant security be reviewed, such requests to be timely considered by the Proxy Group.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against," "Withhold" or "Abstain" on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent's recommendation, the Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. WITHIN-GUIDELINES VOTES: Votes in Accordance with a Fund's Guidelines and/or, where applicable, Agent Recommendation

            In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner. No Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

            2.   NON-VOTES: Votes in Which No Action is Taken

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, E.G., proxies in connection with securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group's review of a specific proxy. It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders' interests is likely.

            Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a Fund's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

            Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for in the Funds' Procedures.

            3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation, Proxy and Brokerage Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers' fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

       A.   Assessment of the Agent

            The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

            Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

       B.   Conflicts of Interest

            The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers' request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent's proxy analysis or recommendations. The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

            In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent's services or utilization thereof.

            For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's Procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

            The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

          NAME                                        TITLE OR AFFILIATION
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President, ING
                            Investments, LLC

Todd Modic                  Senior Vice President, ING Funds Services, LLC and ING Investments, LLC;
                            and Chief Financial Officer of the ING Funds

Maria Anderson              Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos                Proxy Coordinator for the ING Funds and Manager - Special Projects, ING
                            Funds Services, LLC

Julius Drelick              Head of Product Strategy, ING Funds Services, LLC

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Steve Wastek, Esq.          Counsel, ING Americas US Legal Services


Effective as of May 27, 2005

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS

                                   ----------

I.     INTRODUCTION

The following is a statement of the Proxy Voting Guidelines ("Guidelines") that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds' and Advisers' Proxy Voting Procedures (the "Procedures").

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

GENERAL POLICIES

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent's recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer's management. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests related to takeover bids/contested business combinations, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.     THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

In any cases in which application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors would negatively impact majority board independence, consider such independent outside director nominees on a CASE-BY-CASE basis.

WITHHOLD votes from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences. DO NOT WITHHOLD votes in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD votes from a nominee in connection with poison pill considerations (E.G., failure to remove restrictive features or ensure expiration or submission to shareholders for vote) only in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD votes from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer's shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years. However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD votes from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon WITHHOLD votes representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.

WITHHOLD votes from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange. However, consider such nominees on a CASE-BY-CASE basis if the committee is majority insider-controlled.

DO NOT WITHHOLD votes from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

In cases in which the Agent has identified a "pay for performance disconnect", generally DO NOT WITHHOLD support from nominees who sit on the compensation committee or from the pay package recipient. If the Agent has raised other considerations regarding compensation practices, consider on a CASE-BY-CASE basis nominees who sit on the compensation committee and served during the relevant time period, but DO NOT WITHHOLD votes for this reason from the pay package recipient if also sitting for election but not a compensation committee member.

Generally, vote FOR independent outside director nominees serving on the audit committee, but if total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, do vote AGAINST auditor ratification if concerns exist regarding such fees, E.G., that remuneration for the non-audit work is so lucrative as to taint the auditor's independence or is excessive in connection with the level and type of services provided.

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis, excluding any non-voting director (E.G., director emeritus or advisory director) in calculations with respect to majority board independence. When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to WITHHOLD or vote FOR nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees who sit on up to (and including) seven public company boards unless (1) other concerns requiring CASE-BY-CASE consideration have been raised, or (2) the nominee is also CEO of a public company, in which case the public company board threshold shall be four, above which the nominee shall be considered on a CASE-BY-CASE basis.

PROPOSALS REGARDING BOARD COMPOSITION OR BOARD SERVICE

Generally, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders' rights. Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.
Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors. Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors' specific roles (E.G., responsibilities of the lead director).
Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.
Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (E.G., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors unless the proposal seeks to relax existing standards, but generally DO NOT VOTE AGAINST management proposals seeking to establish a retirement age for directors.

STOCK OWNERSHIP REQUIREMENTS

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
     (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     (2)  Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests related to takeover bids or other contested business combinations being considered on behalf of that Fund.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS

RATIFYING AUDITORS

Generally, except in cases of high non-audit fees, vote FOR management proposals to ratify auditors. If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors in cases in which concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor's independence. If such concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

AUDITOR INDEPENDENCE

Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Unless the company maintains a classified board of directors, generally, vote FOR management proposals to eliminate cumulative voting.
In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

TIME-PHASED VOTING

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES

POISON PILLS

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

AMENDMENTS TO CORPORATE DOCUMENTS

Unless recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger, generally, vote AGAINST proposals seeking to remove shareholder approval requirements by (1) moving article provisions to portions of the charter not requiring shareholder approval or (2) in corporate structures such as holding companies, removing provisions in an active subsidiary's charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested. Generally, vote AGAINST proposals for charter amendments that may support board entrenchment, particularly if the proposal is bundled or the board is classified.
Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

6.     MISCELLANEOUS

CONFIDENTIAL VOTING

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

OPEN ACCESS

Consider on a CASE-BY-CASE basis shareholder proposals seeking open access to management's proxy material in order to nominate their own candidates to the board.

MAJORITY VOTING STANDARD

Generally, vote FOR management proposals and AGAINST shareholder proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders. For issuers with a history of board malfeasance, consider such shareholder proposals on a CASE-BY-CASE basis.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

OTHER BUSINESS

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

QUORUM REQUIREMENTS

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

7.     CAPITAL STRUCTURE

Analyze on a CASE-BY-CASE basis.

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent's proprietary approach, utilizing quantitative criteria (E.G., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (E.G., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, but consider on a

       CASE-BY-CASE basis those requests failing the Agent's review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases within the Agent's allowable thresholds or those in excess but meeting Agent's qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.
    - Generally vote FOR proposals to authorize capital increases exceeding the Agent's thresholds when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures, but consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).
Generally, vote FOR shareholder proposals to eliminate dual class capital structures with unequal voting rights in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote AGAINST such proposals in cases in which the relevant Fund owns the class with superior voting rights, and consider CASE-BY-CASE if bundled with favorable proposal(s) or if approval of such proposal(s) is a condition of such favorable proposal(s).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent's allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent's threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

REVERSE STOCK SPLITS

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.
Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms. Generally, vote FOR management proposals to cancel repurchased shares.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION

Unless otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.
    - Generally, vote in accordance with the Agent's recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it.
    - Consider plans CASE-BY-CASE if Agent suggests cost assessment may not be possible due to the issuer's method of disclosing shares allocated to the plan(s).
    - Generally, vote FOR plans with costs within the cap if the considerations raised by the Agent pertain solely to equity compensation burn rate or pay for performance.

    -  Generally, vote AGAINST plans administered by potential grant recipients.
    - Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

RESTRICTED STOCK PLANS

Consider proposals for restricted stock plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements. Plans that do not meet the Agent's criteria in this regard may be supported, but vote AGAINST if disclosure is provided regarding neither vesting nor performance requirements.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice/replace options, considering rationale, historic trading patterns, value-for-value exchange, participation limits, vesting periods and replacement option terms. Generally, vote FOR proposals that meet the Agent's criteria for acceptable repricing/replacement transactions, except that burn rate considerations raised by the Agent shall not be grounds for withholding support. Vote AGAINST compensation plans that (1) permit or may permit (E.G., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing/replacement transactions that do not meet the Agent's criteria (except regarding burn rate as noted above), or (3) give the board sole discretion to approve option repricing/replacement programs.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent's threshold. DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:

    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
    FEATURES

    Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO ADD PERFORMANCE-BASED GOALS

    Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

    Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

    Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote AGAINST shareholder proposals that seek disclosure beyond regulatory requirements of the remuneration of individuals other than senior executives and directors. However, vote AGAINST shareholder proposals that seek such disclosure if providing it would be out of step with market practice and potentially disruptive to the business.
Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, including "claw back" recoupments.

GOLDEN AND TIN PARACHUTES

Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification, provided that such "parachutes" specify change-in-control events and that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements. Generally vote AGAINST shareholder proposals to submit executive severance agreements that do not specify change-in-control events, Supplemental Executive Retirement Plans or deferred executive compensation plans for shareholder ratification, unless such ratification is required by the listing exchange. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (I.E., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS

Generally, vote AGAINST shareholder proposals to expense stock options before such treatment is required by the Federal Accounting Standards Board.

HOLDING PERIODS

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

9.     STATE OF INCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.    MERGERS AND CORPORATE RESTRUCTURINGS

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such proposals.

ADJOURNMENT

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES

Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE

Generally, vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics. In general, unless otherwise specified herein, vote CASE-BY-CASE. While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company. Because a company's board is likely to have access to relevant, non-public information regarding a company's business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer's significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.    GLOBAL PROXIES

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein. The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, "AGAINST" shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (E.G., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

ROUTINE MANAGEMENT PROPOSALS

Generally, vote FOR the following and other similar routine management proposals:
    -  the opening of the shareholder meeting
    -  that the meeting has been convened under local regulatory requirements
    -  the presence of quorum
    -  the agenda for the shareholder meeting
    -  the election of the chair of the meeting
    -  the appointment of shareholders to co-sign the minutes of the meeting
    -  regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -  the allowance of questions
    -  the publication of minutes
    -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR ELECTIONS

Unless otherwise provided for herein, the Agent's standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent's independence standards shall not dictate that a Fund's vote shall be cast according to the Agent's corresponding recommendation. Further, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee's level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent directors who sit on the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent's recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent's standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in Canada and tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent. For issuers in other global markets, generally follow Agent's standards for withholding support from non-independent directors excluding the CEO if the board is non-majority independent.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:
    -  bundled slates of nominees in (Hong Kong or France);
    -  simultaneous reappointment of retiring directors (South Africa);
    - in markets with term lengths capped by legislation, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or
    - nominees whose names are not disclosed in advance of the meeting (Hong Kong or South Africa).

Consider nominees for which the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis.

For markets such as the tax havens, Canada, Australia, South Africa and Malaysia (and for outside directors in South Korea) in which nominees' attendance records are adequately disclosed, the Funds' U.S. Guidelines with respect to director attendance shall apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds' U.S. Guidelines with respect to director elections shall apply.

BOARD STRUCTURE

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.

INDEPENDENT STATUTORY AUDITORS

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of "independent statutory auditor" whom the Agent considers affiliated, E.G., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders. Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees. Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

NOMINATING COMMITTEE

Generally, vote AGAINST proposals that permit non-board members to serve on the nominating committee.

DIRECTOR REMUNERATION

Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

RETIREMENT BONUSES

With respect to Japanese companies, generally vote FOR such proposals if all payments are for directors and auditors who have served as executives of the company. Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors; when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served. If Agent raises scandal or internal control considerations, generally vote AGAINST bonus proposals only for nominees whom a Fund is also voting AGAINST for that reason.

STOCK OPTION PLANS FOR INDEPENDENT INTERNAL STATUTORY AUDITORS

With respect to Japanese companies, follow the Agent's guidelines with respect to proposals regarding option grants to independent internal statutory auditors, generally voting AGAINST such plans.

EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, votes with respect to compensation plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent's approach to evaluating such plans, which in the United Kingdom involves use of a compensation valuation model to evaluate the cost of stock-based compensation plans, and in other markets, the calculation of dilution under a company's share plans and analysis of plan features.

SHARES RESERVED FOR EQUITY COMPENSATION PLANS

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's methodology, including classification of a company's stage of development as growth or mature and the corresponding determination as to reasonability of the share requests. Generally, vote AGAINST equity compensation plans (E.G., option, warrant, restricted stock or employee share purchase plans), the issuance of shares in connection with such plans, or related management proposals that:
    -  exceed Agent's recommended dilution limits;
    - provide deep or near-term discounts to executives or directors, unless discounts to executives are adequately mitigated by long-term vesting requirements (E.G., Japan);
    -  are administered by potential grant recipients;
    - permit financial assistance in the form of interest-free, non-recourse loans in connection with executive's participation;
    - for restricted stock plans, provide no disclosure regarding vesting or performance criteria (provided that plans with disclosure in one or both areas, without regard to Agent's criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);
    - allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent's approach to evaluating such plans;
    - provide for terms or participation that is markedly out of line with market practice;

    - provide for retesting in connection with achievement of performance hurdles unless the Agent's analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the amount of compensation subject to retesting is DE MINIMIS as a percentage of overall compensation or relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent's tests if the considerations raised by the Agent pertain solely to performance hurdles or the company's rationale in support of the plan or its participants.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

REMUNERATION REPORTS

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting (1) practices or features not supported under these Guidelines (2) financial assistance or retesting under the conditions described above, or (3) provisions for retirement benefits to outside directors, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (E.G., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Except as described above, consider provisions Agent raises with concern regarding severance/termination payments, contract or notice periods, "leaver" status and vesting or performance criteria on a CASE-BY-CASE basis.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Funds' U.S. Guidelines with respect to such shareholder proposals shall apply.

GENERAL SHARE ISSUANCES

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent's practice to vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital and those without preemptive rights to a maximum of 20 percent of currently issued capital.
Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company's rationale.
Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), or to grant rights to acquire shares, in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, or authority to refresh share issuance amounts without prior shareholder approval.

INCREASES IN AUTHORIZED CAPITAL

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, as follows:
Generally, vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital, unless:
    - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
    - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

PREFERRED STOCK

Unless otherwise provided for herein, voting decisions should generally be based on the Agent's approach, including:
    - Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
    - Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent's guidelines on equity issuance requests.
    - Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

POISON PILLS/PROTECTIVE PREFERENCE SHARES

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover issuances that do not meet the Agent's standards, but generally DO NOT VOTE AGAINST director nominees or remuneration in connection with poison pill considerations raised by the Agent.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS

Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS

Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, except with respect to securities held by dividend-oriented Funds, which should generally follow Agent's recommendations AGAINST payouts deemed too low according to Agent's methodology.

STOCK (SCRIP) DIVIDEND ALTERNATIVES

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

APPROVAL OF DONATIONS

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided.

CAPITALIZATION OF RESERVES

Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -  it is editorial in nature;
    -  shareholder rights are protected;
    -  there is negligible or positive impact on shareholder value;
    - management provides adequate reasons for the amendments or the Agent otherwise supports management's position; or
    -  the company is required to do so by law (if applicable).

With respect to article amendments for Japanese companies:
    - Generally vote FOR management proposals to amend a company's articles to expand its business lines.
    - Generally vote FOR management proposals to amend a company's articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
    - If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company's articles to authorize the Board to vary the annual meeting record date.
    - Generally follow the Agent's guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board's discretion, voting AGAINST proposals unless there is little to no likelihood of a "creeping takeover" (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders' interest.

OTHER BUSINESS

In connection with global proxies, vote in accordance with the Agent's market-specific recommendations on management proposals for Other Business, generally AGAINST.

                                     PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements

                     Contained in Part A: Financial Highlights for the periods ended February 28, 2006, February 28, 2005, February 29 2004, February 28, 2003 and February 28, 2002.

                     Contained in Part B: Financial Statements are incorporated in Part B by reference to Registrant's February 28, 2006 annual shareholder report (audited) and August 31, 2005 semi-annual shareholder report (unaudited).

     2.   Exhibits

          (A)(i) Agreement and Declaration of Trust - Filed as an exhibit to the Registrant's Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act") on Form N-2 (File No. 811-10223), filed on February 2, 2001 and incorporated herein by reference.

                         (a) Amendment No. 1 to Agreement and Declaration of
                             Trust dated March 1, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

             (ii) Certificate of Trust of ING Pilgrim Senior Income Fund dated December 15, 2000 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Certificate of Amendment of Certificate of Trust
                             dated March 26, 2001 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (b) Certificate of Amendment of Certificate of Trust
                             dated February 15, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on
                             April 30, 2002 and incorporated herein by reference.

          (B) Bylaws - Filed as an exhibit to the Registrant's Registration Statement under the 1940 Act (File No. 811-10223) on Form N-2 filed on February 2, 2001 and incorporated herein by reference.

          (C)        Not Applicable

          (D)        Not Applicable

          (E)        Not Applicable

          (F)        Not Applicable

          (G)(i) Investment Management Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (a) First Amendment to the Investment Management
                             Agreement, effective September 2, 2004, between ING Senior Income Fund and ING Investments, LLC. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

                         (b) (b) Schedule of Approvals with respect to the
                             Investment Management Agreement between ING Senior Income Fund and ING Investments, LLC. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (ii) Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) First Amendment dated September 1, 2003 to
                             Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

          (H)(i) Amended and Restated Underwriting Agreement dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Substitution Agreement, ING Senior Income Fund
                             dated October 8, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (b) Amended Schedule B with respect to the Amended and
                             Restated Underwriting Agreement between ING Senior Income Fund and ING Funds Distributor, LLC. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (ii) Form of Financial Institution Selling Group Agreement - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

          (I)        Not Applicable

          (J)(i) Custody Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

             (ii) Custodian and Investment Accounting Agreement dated November 1, 2002 between the Registrant and State Street Bank and Trust Company - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) First Amendment to Custodian and Investment
                             Accounting Agreement dated March 1, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (b) Amended and Restated Exhibit A with respect to the
                             Custodian and Investment Accounting Agreement-Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

          (K)(i) Administration Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (a) Amendment dated November 2, 2001 to Administration
                             Agreement - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

                         (b) Schedule of Approvals with respect to the Amended
                             Administration Agreement between ING Senior Income Fund and ING Funds Services, LLC -- Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (ii) Recordkeeping Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

             (iii) Shareholder Service Plan for Class A - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (c) (a) Schedule of Approvals with respect to the
                             Shareholder Service Plan for ING Senior Income Fund, Class A shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (iv) Service and Distribution Plan for Class B - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Waiver Agreement with respect to Class B shares -
                             Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (b) Amended Waiver Agreement with respect to Class B
                             shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

                         (c) Amended Waiver Agreement with respect to Class B
                             shares - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on June 30, 2003 and incorporated herein by reference.

                         (d) Amended Waiver Agreement with respect to Class B
                             shares - Filed as an exhibit to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

                         (e) Amended Waiver Agreement, with respect to Class B
                             shares, dated February 1, 2005 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

                         (f) Form of Amended Waiver Agreement, with respect to
                             Class B shares, dated July 1, 2006 - Filed herein.

                         (g) Schedule of Approvals with respect to the Service
                             and Distribution Plan for ING Senior Income Fund, Class B shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (v) Service and Distribution Plan for Class C shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Schedule of Approvals with respect to the Service
                             and Distribution Plan for ING Senior Income Fund, Class C shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (vi) Shareholder Service Plan for Class Q shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Schedule of Approvals with respect to the
                             Shareholder Service Plan for ING Senior Income Fund, Class Q shares - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (vii) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

             (viii) Amended and Restated Expense Limitation Agreement, dated February 1, 2005, between ING Senior Income Fund and ING Investments, LLC - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

             (ix) Form of Revolving Loan Agreement - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

             (x) Agency Agreement with DST Systems, Inc. dated November 30, 2000 - Filed as an exhibit to Post-Effective Amendment
                     No. 2 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

                         (a) Amended and Restated Exhibit A, dated March 30,
                             2005, to the Agency Agreement - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

                         (b) Amended and Restated Exhibit A, dated June 19,
                             2006, to the Agency Agreement between the Registrant and DST Systems, Inc. - Filed herein.

             (xi) Allocation Agreement - Directors & Officers Liability dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

             (xii) Allocation Agreement - Fidelity Bond dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

          (L) Opinion and Consent of Dechert LLP, dated June 29, 2006 regarding registering of additional Class A and Class C common shares - Filed herein.

          (M)        Not Applicable

          (N)        Consent of KPMG LLP - Filed herein.

          (O)        Not Applicable

          (P) Representation Letter - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

          (Q)        Not Applicable

          (R)(i) ING Funds and Advisers Code of Ethics, effective June 1, 2004, as amended on October 1, 2004, February 1, 2005 and January 3, 2006 - Filed herein.

             (ii) ING Investment Management Americas ("IIM Americas") Code of Ethics dated February, 2005 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on June 29, 2005 and incorporated herein by reference.

ITEM 26. MARKETING ARRANGEMENTS

     Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Registration Fees                                            $  99,060

Trustee Fees                                                 $ 0

Rating Agency Fees                                           $ 0

Printing Expenses                                            $ 40,000

Legal Fees                                                   $ 30,000

Accounting Fees and Expenses                                 $ 6,000

Miscellaneous Expenses                                       $ 0

     Total                                                   $ 175,060

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not Applicable.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS                  NUMBER OF RECORD HOLDERS
-----------------------         --------------------------------------
Class A Shares                    19,053           as of June 15, 2006
Class B Shares                     5,088           as of June 15, 2006
Class C Shares                    24,172           as of June 15, 2006
Class Q Shares                       366           as of June 15, 2006
----------------------------------------------------------------------
Total                             48,679           as of June 15, 2006

ITEM 30. INDEMNIFICATION

     Section 8.2 of the Agreement and Declaration of Trust provides: The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Fund out of its assets shall indemnify, defend and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Fund; PROVIDED, HOWEVER, that the Fund shall not indemnify a Trustee against liability caused by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking, and every other act or thing whatsoever issued, executed or done by or on behalf of the Fund or the Trustees or any of them, in connection with the Fund shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or a Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     Section 8.3 of the Agreement and Declaration of Trust provides: The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Fund and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. In performing their duties, the Trustees may rely on any information, advice, opinion, report or statement (including without limiting the generality of the foregoing any financial statement or other financial data and any interpretation of the meaning and operation of the Fund's governing documents), prepared or presented by an officer or employee of the Fund, or prepared or presented by a lawyer, certified public accountant or other person as a matter which a Trustee believes to be within the person's professional or expert competence and the Trustees shall be under no liability for any act or omission in accordance with any such information advice, opinion, report or statement nor failing to rely on or follow such information, advice, opinion, report or statement. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 8.4 of the Agreement and Declaration of Trust provides: The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Fund assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Fund, whether or not the Fund would have the power to indemnify him or her against such liability under the provisions of this Article.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

       Information as to the Trustees and officers of the Investment
Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No 801-48282) filed under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

       Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV for ING Investment Management Co. (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     The amounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

ITEM 33. MANAGEMENT SERVICES

     Not Applicable.

ITEM 34. UNDERTAKINGS

     1.   Not Applicable.

     2.   Not Applicable.

     3.   Not Applicable.

     4. a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.   Not Applicable

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("the 1933 Act"), and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 486 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 30th day of June, 2006.

                                         ING SENIOR INCOME FUND

                                         By: /s/ Huey P. Falgout, Jr.
                                         ------------------------------------
                                             Huey P. Falgout, Jr.
                                             Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          SIGNATURE                      TITLE                         DATE
_________________________
John G. Turner*                          Trustee                   June 30, 2006

_________________________
James M. Hennessy*            President and Chief Executive        June 30, 2006
                                         Officer

_________________________
Todd Modic*                     Senior Vice President and          June 30, 2006
                             Chief/Principal Financial Officer

_________________________
John V. Boyer*                           Trustee                   June 30, 2006

_________________________
Patricia W. Chadwick*                    Trustee                   June 30, 2006

_________________________
J. Michael Earley*                       Trustee                   June 30, 2006

_________________________
R. Barbara Gitenstein*                   Trustee                   June 30, 2006

_________________________
Patrick W. Kenny*                        Trustee                   June 30, 2006

_________________________
Walter H. May, Jr.*                      Trustee                   June 30, 2006

_________________________
Jock Patton*                      Chairman and Trustee             June 30, 2006

_________________________
Sheryl K. Pressler*                      Trustee                   June 30, 2006

_________________________
David W. C. Putnam*                      Trustee                   June 30, 2006

_________________________
Roger B. Vincent*                        Trustee                   June 30, 2006

* By: /s/ Huey P. Falgout, Jr.
--------------------------------
      Huey P. Falgout, Jr.
      Attorney-in-Fact**

**    Powers of Attorney for James M. Hennessy and each Trustee - filed herein.

EXHIBIT NUMBER       EXHIBIT DESCRIPTION
-------------------------------------------------------------------------------
2(K)(iv)(f)          Form of Amended Waiver Agreement, with respect to Class B
                     common shares, dated July 1, 2006

2(K)(x)(b)           Amended and Restated Exhibit A, dated June 19, 2006, to
                     the Agency Agreement between the Registrant and DST
                     Systems, Inc.

2(L) Opinion and Consent of Dechert LLP, dated June 29, 2006 regarding registering of additional Class A and Class C common shares

2(N)                 Consent of KPMG LLP

2(R)(i) ING Funds and Advisers Code of Ethics, effective June 1, 2004, as amended on October 1, 2004, February 1, 2005 and January 3, 2006